Exhibit 10.1

Dated	12 March 2020

DEED OF AMENDMENT AND

RESTATEMENT (relating to the

Facility Agreement originally dated 27

June 2016 (as amended from time to time))

The Borrower

BENDON LIMITED

The Guarantors

THE PARTIES LISTED IN SCHEDULE 1

The Lender

BANK OF NEW ZEALAND

PARTIES

1.	BENDON LIMITED (Company Number 110935) (the “Borrower”)

2.	THE PARTIES LISTED IN SCHEDULE 1 (the “Guarantors”)

3.	BANK OF NEW ZEALAND (the “Lender”)

BACKGROUND

A.	The parties are party to the Existing Agreement.

B.	The parties have agreed to amend and restate the Existing Agreement as set out in this deed.

TERMS OF THIS DEED

1.	interpretation

1.1	Definitions: Unless the context otherwise requires, in this deed:

“Amended Agreement” means the Existing Agreement as amended and restated on the Effective Date in accordance with this deed.

“Effective Date” means the date notified by the Lender as the Effective Date in accordance with clause 2.

“Existing Agreement” means the Facility Agreement dated 27 June 2016 between the Parent (as parent), the Initial Guarantors (as guarantors) and the Lender as (Lender) (as amended from time to time).

1.2	Definitions in Amended Agreement: Terms capitalised but not defined in this deed have the meaning given to them in the Amended Agreement.

1.3	Miscellaneous: Except to the extent that the context requires otherwise, the interpretation provisions in clauses 1.2, 1.3 and 1.4 of the Existing Agreement shall apply to this deed.

2.	effective date

The Effective Date shall be the date the Lender confirms to the Borrower that it has received, and found to be satisfactory to it in form and substance, the documents and evidence described in Schedule 2.

3.	AMENDMENT and restatement

3.1	Amendment and restatement: With effect from the Effective Date, the Existing Agreement shall be amended and restated in the form set out in Schedule 3, so that the rights and obligations assumed by the parties shall, on and after the Effective Date, be governed by and construed in accordance with the Amended Agreement.

3.2	References to Existing Agreement: With effect from the Effective Date, all references in the Finance Documents (other than this deed) to the Existing Agreement will mean the Amended Agreement.

3.3	Continuing Agreement: Except to the extent amended by this deed, the Existing Agreement remains in full force and effect.

3.4	Finance Document: This deed is a Finance Document for the purposes of the Amended Agreement.

4.	representations and warranties

4.1	General: The Borrower and each of the Guarantors makes the representations and warranties contained in clause 21 of the Amended Agreement on the date of this deed, and shall be deemed to make those representations and warranties on the Effective Date, in each case by reference to the facts and circumstances existing as at that date.

4.2	Current compliance: Each Guarantor represents and warrants in relation to itself and each other Guarantor that there is no subsisting breach by it or any other Guarantor of any of their undertakings in any Finance Document.

5.	Continuing Liability

Notwithstanding any other provision of this deed, on and from the Effective Date the rights and liabilities of all parties shall be preserved in respect of any breach of the Existing Agreement which arose prior to the Effective Date (whether or not any party was aware of such breach prior to that Effective Date) and all corresponding indemnity or other rights and obligations in respect of any such breach are likewise preserved.

6.	GUARANTOR CONFIRMATION

The Guarantors confirm for the benefit of the Lenders that the Finance Documents shall remain in full force and effect notwithstanding:

(a)	the decrease in the Revolving Credit Facility Limit under the Amended Agreement; or

(b)	the designation of any new document as a Finance Document or any additions, amendments, novation, substitution, or supplements of or to the Finance Documents and the imposition of any amended new or more onerous obligations under the Finance Documents in relation to the Guarantors and that the Finance Documents extend to any new obligations assumed by the Guarantors under any amended or new Finance Documents.

7.	ACKNOWLEDGEMENT

Each of the Guarantors acknowledges and agrees to the terms of this deed and confirms that its obligations under or in relation to the Amended Agreement howsoever arising remain in full force and effect.

8.	general

8.1	Establishment Fee: The Borrower will pay to the Lender as part of the satisfaction of the conditions in Schedule 2, a fee of NZ$501,000, being equal to 3.00% of the Facility Limit. The fee is payable in four equal instalments with the first instalment payable on the Effective Date and each subsequent instalment payable on the date falling three months, nine months and 12 months after the Effective Date.

8.2	Costs: Clause 19 of the Amended Agreement is incorporated into this deed as if set out in full and with any necessary consequential amendment and forms part of this deed.

8.3	Governing Law: This deed is governed by and must be construed in accordance with the laws of New Zealand and the parties submit to the non-exclusive jurisdiction of the Courts of New Zealand.

8.4	Service: Without prejudice to any other mode of service allowed under any relevant law, each Guarantor not incorporated in New Zealand:

(a)	irrevocably appoints the Borrower as its agent for service of process in relation to any proceedings in connection with any Finance Document (including this deed); and

(b)	agrees that failure by a process agent to notify the relevant Guarantor of the process will not invalidate the proceedings concerned.

8.5	Counterparts: This deed may be signed in any number of counterparts, all of which together shall constitute one and the same instrument. Any party may enter into this deed by signing any such counterpart.

9.	Delivery

Without limiting any other mode of delivery this deed will be delivered by each party on the earlier of:

(a)	physical delivery of an original of this deed, executed by each party, into the custody of each other party or its solicitors; or

(b)	transmission by each party, its solicitors or any other person authorised in writing by that party of a facsimile, photocopied or scanned copy of an original of this deed, executed by that party, to each other party or its solicitors.

EXECUTION

EXECUTED as a Deed

Each attorney executing this deed states that he or she has no notice of revocation or suspension of his or her power of attorney.

The Lender

EXECUTED as a DEED for and on behalf of BANK OF NEW ZEALAND in its capacity as Lender by its Attorneys in the presence of	) ) ) )	/s/ Amanda Jane Warrington
/s/		Signature Amanda Jane Warrington
Witness signature		Name of Attorney
Full name		/s/ Ennis John Young
Address		Signature Ennis John Young
Occupation		Name of Attorney

The Borrower

EXECUTED as a DEED for and on behalf	)
of BENDON LIMITED by its director	)	/s/ Justin Davis-Rice
in the presence of /s/	)	Director
Witness signature
Full name
Address
Occupation

The Guarantors

EXECUTED as a DEED for and on behalf	)
of BENDON LIMITED, BENDON HOLDINGS LIMITED and BENDON RETAIL LIMITED by their sole director	) )	/s/ Justin Davis-Rice
in the presence of /s/	)	Director
Witness signature
Full name
Address
Occupation

EXECUTED as a DEED for and on behalf	)
of BENDON UK LIMITED by its director	)	/s/ Justin Davis-Rice
in the presence of /s/	)	Director
Witness signature
Full name
Address
Occupation

EXECUTED as a DEED for and on behalf	)
of BENDON HOLDINGS PTY LIMITED (ACN 094 492 841) by its director	)	/s/ Justin Davis-Rice
in the presence of /s/	)	Director
Witness signature
Full name
Address
Occupation

Note:	Director’s signature must be witnessed

EXECUTED as a DEED for and on behalf	)
of BENDON USA INC.	)	/s/ Justin Davis-Rice
by its Attorney	)	Signature
Justin Davis-Rice in the presence of /s/
Witness signature
Full name
Address
Occupation

Note:

-Person authorised by constitution - signature must be witnessed

-Attorney appointed under s181 Companies Act - signature does not need to be witnessed

EXECUTED as a DEED for and on behalf	)
of BENDON PTY LIMITED (ACN 001 222 064) by its director	)	/s/ Justin Davis-Rice
in the presence of /s/	)	Director
Witness signature
Full name
Address
Occupation

Note:	Director’s signature must be witnessed

EXECUTED as a DEED for and on behalf	)
of BENDON INTIMATES PTY LIMITED (ACN 153 498 116) by its director	)	/s/ Justin Davis-Rice
in the presence of /s/	)	Director
Witness signature
Full name
Address
Occupation

Note:	Director’s signature must be witnessed

EXECUTED as a DEED for and on behalf	)
of BENDON RETAIL PTY LIMITED (ACN 149 125 388) by its director	)	/s/ Justin Davis-Rice
in the presence of /s/	)	Director
Witness signature
Full name
Address
Occupation

Note:	Director’s signature must be witnessed

EXECUTED as a DEED for and on behalf	)
of PS HOLDINGS NO. 1 PTY LIMITED (ACN 142 982 483) by its director	)	/s/ Justin Davis-Rice
in the presence of /s/	)	Director
Witness signature
Full name
Address
Occupation

Note:	Director’s signature must be witnessed

EXECUTED as a DEED for and on behalf	)
of PLEASURE STATE PTY LIMITED (ACN 108 588 076) in its personal capacity and in its capacity as trustee of the Pleasure State Unit Trust by its director	)	/s/ Justin Davis-Rice
in the presence of /s/	)	Director
Witness signature
Full name
Address
Occupation

Note:	Director’s signature must be witnessed

EXECUTED as a DEED for and on behalf	)
of PLEASURE STATE (HK) LIMITED	)	/s/ Justin Davis-Rice
by its Attorney	)	Signature
Justin Davis Rice in the presence of /s/
Witness signature
Full name
Address
Occupation

EXECUTED as a DEED for and on behalf	)
of NAKED INC.	) )	/s/ Justin Davis-Rice
by its Attorney	)	Signature
Justin Davis-Rice in the presence of /s/
Witness signature
Full name
Address
Occupation

EXECUTED as a DEED for and on behalf	)
of NAKED BRAND GROUP LIMITED (ACN 619 054 938)	) )	/s/ Justin Davis-Rice
by its Attorney	)	Signature
Justin Davis-Rice in the presence of /s/
Witness signature
Full name
Address
Occupation

EXECUTED as a DEED for and on behalf	)
of NAKED BRAND GROUP, INC.	) )	/s/ Justin Davis-Rice
by its Attorney /s/	)	Signature
Justin Davis-Rice in the presence of
Witness signature
Full name
Address
Occupation

EXECUTED as a DEED for and on behalf	)
of FOH ONLINE CORP.	) )	/s/ Justin Davis-Rice
by its Attorney	)	Signature
Justin Davis-Rice in the presence of /s/
Witness signature
Full name
Address
Occupation

SCHEDULE 1

GUARANTORS

SCHEDULE 2

CONDITIONS PRECEDENT

SCHEDULE 3

AMENDED AGREEMENT

Amended and Restated

Facility Agreement

Bendon Limited

Initial Borrower

and

Bendon Limited, Bendon Retail Limited, Bendon Holdings

Limited, Bendon UK Limited, Bendon Holdings Pty Limited,

Bendon USA Inc., Bendon Pty Limited, Bendon Intimates Pty

Limited, Bendon Retail Pty Limited, PS Holdings No. 1 Pty

Limited, Pleasure State Pty Limited, Pleasure State (HK)

Limited, Naked Brand Group Limited, Naked Brand Group,

Inc., Naked Inc. and FOH Online Corp.

Initial Guarantors

and

Bank of New Zealand

Lender

Originally Dated 27 June 2016 (as amended from time to time)

Contents

1.	Interpretation	3

2.	Facilities	24

3.	[Intentionally deleted]	26

4.	[Intentionally deleted]	26

5.	[Intentionally deleted]	26

6.	[Intentionally deleted]	26

7.	Intentionally deleted]	26

8.	Revolving Credit Facility	26

9.	Changes to the calculation of interest	29

10.	Instrument Facility	30

11.	Ancillary Facilities	33

12.	Repayment	33

13.	Illegality	33

14.	Default interest	34

15.	Fees	34

16.	Taxes	35

17.	Increased costs	39

18.	Indemnities	40

19.	Costs	42

20.	Cross guarantee	42

21.	Representations	45

22.	Undertakings	51

23.	Events of Default	66

24.	Event of Review	70

25.	Changes to the Lender	71

26.	Changes to the Obligors	72

27.	Payment mechanics	73

28.	Set-off and deposits	74

29.	Power of Attorney	75

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30.	Calculations and evidence	75

31.	Remedies and waivers	75

32.	Notices	76

33.	Australian PPSA provisions	77

34.	Miscellaneous	78

35.	Governing law	80

Schedule 1.	Conditions precedent

Schedule 2.	Form of Drawing Notice for Revolving Credit Facility

Schedule 3.	Security Documents

Schedule 4.	Form of Certificate

Schedule 5.	Form of Supplemental Deed for New Borrower

Schedule 6.	Form of Supplemental Deed for New Guarantor

Schedule 7.	Compliance Certificate

Schedule 8.	Group Structure

Schedule 9.	Serial Numbered Secured Property

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This Loan Facility Agreement is originally made on 27 June 2016 (as amended from time to time, most recently pursuant to a Deed of Amendment and Restatement dated March 2020)

between	1.	Bendon Limited (the Initial Borrower)

and	2.	Bendon Limited, Bendon Retail Limited, Bendon Holdings Limited, Bendon UK Limited a company incorporated under the laws of England and Wales with company number 04200853, Naked Brand Group Limited, Bendon Holdings Pty Limited, Bendon USA Inc., Bendon Pty Limited, Bendon Intimates Pty Limited, Bendon Retail Pty Limited, PS Holdings No. 1 Pty Limited, Pleasure State Pty Limited (in its personal capacity and as trustee of the Pleasure State Unit Trust), Pleasure State (HK) Limited (a company incorporated in Hong Kong with company registration number 1247545), Naked Brand Group, Inc., Naked Inc. and FOH Online Corp. (together, the Initial Guarantors and each, an Initial Guarantor)

and	3.	Bank of New Zealand (the Lender)

Introduction

The Lender is willing to make available to the Borrower a loan facility on the terms of this Agreement.

It is agreed

1.	Interpretation

1.1 Definitions

In this Agreement, unless the context otherwise requires:

Accommodation means any Drawing or other accommodation provided to an Obligor under this Agreement;

Accounting Principles means:

(a)	in respect of an Obligor incorporated in New Zealand, generally accepted accounting practice as defined in section 8 of the Financial Reporting Act 2013;

(b)	in respect of an Obligor incorporated in any other jurisdiction, generally accepted accounting practice in that jurisdiction;

Actual Gross Profit means, in relation to a period, the actual gross profit of the Group for that period, as provided for in the monthly financial accounts provided pursuant to clause 22.2(b);

Actual Sales means, in relation to a period, the actual sales of the Group for that period, as provided for in the monthly financial accounts provided pursuant to clause 22.2(b);

Advance means a Drawing (or part of a Drawing) made by the Lender to the Borrower or the issuance of an Instrument by the Lender on behalf of the Borrower;

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Amount Outstanding means, at any time, the NZ Dollar Equivalent of:

(a)	the aggregate principal amount of each Drawing outstanding at that time; and

(b)	the Maximum Liability of all Instruments on issue at that time,

together with any interest, fees, costs and other amounts then due and payable by the Borrower to the Lender;

AUD means the lawful currency of Australia;

Australian Corporations Act means the Corporations Act 2001 (Cth) (Australia);

Australian PPSA means the Personal Property Securities Act 2009 (Cth) (Australia);

Australian Tax Act means the Income Tax Assessment Act 1936 (Cth) (Australia) or the Income Tax Assessment Act 1997 (Cth) (Australia);

Available Facility means, at any time:

(a)	in respect of the Revolving Credit Facility, the Revolving Credit Facility Limit less:

(i)	the amount of the Revolving Credit Facility Limit that has been cancelled; and

(ii)	the NZ Dollar Equivalent of the aggregate amount of all Drawings that are outstanding at that time;

(b)	in respect of the Instrument Facility, the Instrument Facility Limit less:

(i)	the Maximum Liability in respect of any outstanding Instruments issued by the Lender; and

(ii)	the Maximum Liability in respect of any other Instruments that are due to be made or issued on or before the proposed Drawing Date,

other than any Instruments that are due to expire or to be cancelled, repaid or prepaid (including, in relation to Instruments, amounts of cash cover or cash collateral due to be received) on or before the proposed Drawing Date;

Availability Period means:

(a)	in relation to the Instrument Facility, the period starting on the Commencement Date and ending on the earlier of:

(i)	10 Business Days prior to the Termination Date; and

(ii)	the date that the Instrument Facility is cancelled under this Agreement; and

(b)	in relation to the Revolving Credit Facility, the period starting on the Commencement Date and ending on the earlier of:

(i)	10 Business Days prior to the Termination Date; and

(ii)	the date that the Revolving Credit Facility is cancelled under this Agreement;

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BBP Rate means the Lender’s ‘Business Basis Premium’ rate (rounded upwards to four decimal places) for the relevant period displayed on the Lender’s website (currently published at https://www.bnz.co.nz/business-banking/loans-and-finance/committed-cash-advance-facility, or on any replacement page on the Lender’s website which displays that rate);

Beneficiary means, in relation to an Instrument, the person or persons in whose favour that Instrument is issued;

BKBM means, in relation to any Drawing:

(a)	the applicable Screen Rate as of the Specified Time for a period equal in length to the Interest Period of that Drawing; or

(b)	as otherwise determined pursuant to clause 9,

and if, in either case, that rate is less than zero, BKBM shall be deemed to be zero;

BNZ Liquidity Amount means the amount determined by the Lender from time to time and advised to the Borrower as the liquidity premium applied by the Lender to advances or other accommodation;

Borrower means the Initial Borrower and any other person who becomes a Borrower under clause 26.2 (Additional Borrowers);

Budgeted Gross Profit means, in relation to a period, the budgeted gross profit of the Group for that period, as provided for in the budget provided pursuant to clause 22.2(d);

Budgeted Sales means, in relation to a period, the budgeted gross profit of the Group for that period, as provided for in the budget provided pursuant to clause 22.2(d);

Business Basis Premium means, in relation to any Drawing:

(a)	the applicable BBP Rate as of the Specified Time for a period equal in length to the Interest Period of the Drawing; or

(b)	as otherwise determined pursuant to clause 9;

Business Day means a day other than a Saturday or Sunday on which registered banks (as defined in the Reserve Bank of New Zealand Act 1989) are open for business in Wellington and Auckland;

Capital Expenditure means any expenditure which would in accordance with the Accounting Principles be treated as capital expenditure in the audited consolidated financial statements of the Consolidated Group;

Certificate means any document of title relating to any Shares or Share Rights;

Code means the Internal Revenue Code of 1986, as amended;

Commencement Date means 27 June 2016;

Compliance Certificate means a compliance certificate substantially in the form set out in Part A of Schedule 7 (Form of Compliance Certificate) and provided to the Lender in accordance with clause 22.2 (Reporting undertakings);

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Consolidated Group means, at any time, the group of companies comprised of the Parent and its subsidiaries at that time;

Contribution Notice means a contribution notice issued by the Pensions Regulator under section 38 or section 47 of the Pensions Act 2004 (UK);

Control Event means in respect of any Secured Property that is, or would have been, a Revolving Asset:

(a)	the relevant Obligor breaches, or attempts to breach clause 4.1 of the General Security Deed (Aus) in respect of that Secured Property or takes any step which would result in it doing so;

(b)	a person takes a step (including signing a notice or direction) which is likely to result in taxes, or an amount owing to an authority, ranking ahead of the security interest in that Secured Property under this document;

(c)	distress is levied or a judgment, order or security interest is enforced or becomes enforceable over that Secured Property;

(d)	the Lender gives a notice to the relevant Obligor that such Secured Property is not a Revolving Asset (however, the Lender may only give a notice if an Event of Default is continuing);

(e)	in respect of all Secured Property that is or would have been Revolving Assets, an Event of Default referred to in clause 23.1(f) or 23.1(g) of this Agreement occurs;

Deed of Amendment and Restatement (June 2018) means the deed of amendment and restatement dated 14 June 2018 between the Borrower, the Guarantors and the Lender;

Deed of Amendment and Restatement (March 2020) means the deed of amendment and restatement dated ___ March 2020 between the Borrower, the Guarantors and the Lender;

Deed of Subordination means any documents approved by the Lender that fully subordinates indebtedness to all amounts owed under the Finance Documents;

Drawing means each principal amount advanced (or to be advanced) to the Borrower under the Revolving Credit Facility in accordance with the terms of this Agreement;

Drawing Date means, in relation to a Drawing or an Instrument, the date on which it is (or is to be) advanced, which must be a Business Day during the relevant Availability Period;

Drawing Notice means a drawing notice substantially in the form set out in Schedule 2;

EBIT means, in respect of any period and a Group, the consolidated net profit after tax of the relevant Group for that period, as would be disclosed in the financial statements of the relevant Group if prepared in accordance with Accounting Principles for that period, adjusted by:

(a)	adding an amount equal to the aggregate of:

(i)	Total Interest Costs;

(ii)	losses of an unusual, abnormal or non-recurring nature for that period;

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(iii)	the income tax expense for that period;

(iv)	unrealised exchange losses for that period;

(v)	any reduction during that period in the non-cash mark to market value of financial derivatives entered into by a Group Member as required by Accounting Principles; and

(vi)	losses of a capital nature or that relate to unrealised revaluation losses, in each case for that period;

(b)	deducting an amount equal to the aggregate of:

(i)	gains of an unusual, abnormal or non-recurring nature for that period;

(ii)	unrealised exchange gains for that period;

(iii)	any increase during that period in the non-cash mark to market value of financial derivatives entered into by a Group Member as required by Accounting Principles; and

(iv)	profits of a capital nature or that relate to unrealised revaluation gains, in each case for that period,

as adjusted to remove earnings of any Group Member that have been included in the earnings of the Group but that are attributable to any third party (not being a Group Member);

EBITDA means, in respect of any period and a Group, the sum of:

(a)	EBIT for that Group for that period; and

(b)	depreciation and amortisation on fixed and other property of the relevant Group during that period,

which would be disclosed by consolidated financial statements of the Group if they were prepared in accordance with Accounting Principles as at the last day of that period;

Environmental Law means any law relating to the environment, land or water use, noise, smell, pollution or contamination, toxic or hazardous substances, waste disposal or conservation (including the Resource Management Act 1991) and any consent or notice under any such law;

Event of Default means any event specified in clause 23 (Events of Default) and any other event agreed from time to time by the Lender and the Borrower to constitute an Event of Default;

Event of Review means any event specified in clause 24 (Event of Review) and any other event agreed from time to time by the Lender and the Borrower to constitute an Event of Review;

Euros and EUR refers to the official unit of exchange of, and the currency of the majority of the states comprising, the European Union;

Facility means the Revolving Credit Facility and the Instrument Facility and Facilities means both;

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Facility Limit means the aggregate, at any time, of the Revolving Credit Facility Limit and the Instrument Facility Limit at that time;

FATCA means:

(a)	sections 1471 to 1474 of the Code or any associated regulations;

(b)	any treaty, law or regulation of any other jurisdiction, or relating to an intergovernmental agreement between the US and any other jurisdiction, which (in either case) facilitates the implementation of any law or regulation referred to in paragraph (a) above; or

(c)	any agreement pursuant to the implementation of any treaty, law or regulation referred to in paragraphs (a) or (b) above with the US Internal Revenue Service, the US government or any governmental or taxation authority in any other jurisdiction;

FATCA Application Date means:

(a)	in relation to a “withholdable payment” described in section 1473(1)(A)(i) of the Code (which relates to payments of interest and certain other payments from sources within the US), 1 July 2014;

(b)	in relation to a “withholdable payment” described in section 1473(1)(A)(ii) of the Code (which relates to “gross proceeds” from the disposition of property of a type that can produce interest from sources within the US), 1 January 2019; or

(c)	in relation to a “passthru payment” described in section 1471(d)(7) of the Code not falling within paragraphs (a) or (b) above, 1 January 2019,

or, in each case, such other date from which such payment may become subject to a deduction or withholding required by FATCA as a result of any change in FATCA after the date of this Agreement;

FATCA Deduction means a deduction or withholding from a payment under a Finance Document required by FATCA;

FATCA Exempt Party means a party that is entitled to receive payments free from any FATCA Deduction;

Finance Debt means any indebtedness in respect of money borrowed or raised or any other financial accommodation whatever in the nature of, or having a similar economic effect to, borrowing or raising money, including indebtedness under or in respect of a negotiable or other financial instrument, guarantee, interest, currency exchange or commodity hedge or other arrangement of any kind (calculated on a net and marked to market basis), redeemable share, share the subject of a guarantee, discounting arrangement, the principal amount of any finance or capital lease, hire purchase, deferred purchase price of an asset or service (other than where the relevant transaction is entered into in the ordinary course of business and the purchase price is paid within 120 days of supply) or an obligation to deliver goods or other property or provision of services paid for in advance by a financier or in relation to another financing transaction;

Finance Documents means:

(a)	this Agreement;

(b)	the Security Documents;

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(c)	the Deed of Amendment and Restatement (June 2018);

(d)	the Deed of Amendment and Restatement (March 2020);

(e)	any Hedge Agreement;

(f)	each Transactional Banking Document;

(g)	each novation agreement between the Lender and ANZ Bank New Zealand Limited relating to any Hedge Agreement existing at the Commencement Date;

(h)	each agreement evidencing an Ancillary Facility (including the business visa facility provided by the Lender on or about the date of this Agreement); and

(i)	each Deed of Subordination,

and each other agreement (present or future), agreed by the Lender and the Borrower to be a Finance Document;

Financial Support Direction means a financial support direction issued by the Pensions Regulator under section 43 of the Pensions Act 2004 (UK);

Free Cashflow means, in respect of the Guaranteeing Group for a period, the greater of (1) zero, and (2) EBITDA for that period after:

(a)	adding the aggregate of any unusual, abnormal or non-recurring cash gains during that period which have been deducted from net profit for the purposes of determining EBIT;

(b)	deducting the aggregate, without double counting, of:

(i)	tax paid for that period;

(ii)	Total Interest Costs for that period net of all cash interest earned by an Obligor in that period;

(iii)	Capital Expenditure for that period;

(iv)	any unusual, abnormal or non-recurring losses or charges paid in cash during that period and which have been added to net profit for the purposes of determining EBIT; and

(v)	any non-cash items in EBITDA which are not otherwise adjusted pursuant to sub-paragraphs (i) to (iv) above; and

(c)	adding the amount of any decrease (and deducting the amount of any increase) in working capital for that period calculated as:

(i)	the aggregate value of accounts and other receivables and inventory, less the value of accounts and other payables on the last day of that period, for the Guaranteeing Group; less

(ii)	the aggregate value of accounts and other receivables and inventory, less the value of accounts and other payables on the first day of that period, for the Guaranteeing Group,

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adjusted for the cash changes in all current assets and current liabilities other than cash;

provided that no amount shall be added (or deducted) more than once;

GBP refers to the lawful currency of the United Kingdom;

General Security Deed (Aus) means the General Security Deed dated on or about the date hereof between the Obligors named in paragraph 2 of Schedule 3 and the Lender;

Group means the Consolidated Group or the Guaranteeing Group, as the context requires;

Group Member means any member of the Consolidated Group or the Guaranteeing Group, as the context requires;

GST means any goods and services or similar tax levied in accordance with the applicable GST Act;

GST Act means the New Zealand Goods and Services Tax Act 1985 or the Australian A New Tax System (Goods and Services Tax) Act 1999 (Cth);

Guaranteed Indebtedness means all indebtedness of the Obligors to the Lender;

Guaranteeing Group means, at any time, the group of companies comprised of each Obligor at that time;

Guarantors means the Initial Guarantors and any other person who becomes a Guarantor under clause 26.3 (Additional Guarantors);

Hedge Agreement means each agreement pursuant to which an Obligor enters into a Treasury Transaction with the Lender (including, for the avoidance of doubt, each ISDA or other derivatives master agreement and each Confirmation (as defined therein) relating thereto);

Income Tax Act means the Income Tax Act 2007;

Insolvency Regulation shall mean the Council Regulation (EC) No. 1346/2000 on Insolvency Proceedings;

Instrument means a letter of credit, bank guarantee, performance bond or other similar financial instrument issued under the Instrument Facility;

Instrument Facility means the Instrument facility provided by the Lender in accordance with clause 10;

Instrument Facility Limit means NZ$1,345,000 as reduced from time to time in accordance with this Agreement;

Interest Period means each period by reference to which an interest rate applicable to a Drawing, any Advance or another sum is determined in accordance with this Agreement;

10

Interpolated BBP Rate means, in relation to any Drawing, the rate (rounded to the same number of decimal places as the two relevant BBP Rates) which results from interpolating on a linear basis between:

(a)	the BBP Rate for the longest period (for which the BBP Rate is available) which is less than the Interest Period of that Drawing; and

(b)	the BBP Rate for the shortest period (for which the BBP Rate is available) which exceeds the Interest Period of that Drawing,

each as of the Specified Time, provided that there shall be deemed to be a BBP Rate available in respect of three month periods, being a rate of 0% per annum, notwithstanding that this period and rate may not be displayed on the Lender’s website;

Interpolated Screen Rate means, in relation to any Drawing, the rate (rounded to the same number of decimal places as the two relevant Screen Rates) which results from interpolating on a linear basis between:

(a)	the Screen Rate for the longest period (for which the Screen Rate is available) which is less than the Interest Period of that Drawing; and

(b)	the Screen Rate for the shortest period (for which the Screen Rate is available) which exceeds the Interest Period of that Drawing,

each as of the Specified Time;

Inventory means, on any date, the book value of all stock in trade (which for the purpose of this definition means, on any date, the aggregate value of stock held by the Obligors for the purposes of its business on that date, excluding all stock where the value attributed to it on the balance sheet exceeds market value, obsolete stock, stock that is over 90 days old and all stock that is subject to any Security Interest (excluding any security interest held by the Lender pursuant to the Transaction Documents)) held by the Obligors as at that date.

Inventory Ratio means, on the last Business Day of each calendar month commencing the month ending 31 March 2020, the ratio of Inventory to Working Capital Debt on that date.

IP means all trademarks, service marks, trade names, domain names, logos, get-up, patents, inventions, registered and unregistered design rights, copyrights, topography rights, database rights, rights in confidential information and know how, and any associated or similar rights anywhere in the world, which as now or in the future owns or (to the extent of its interests) in which it now or in the future has an interest (in each case whether registered or unregistered and including any related licenses and sub-licenses of the same granted by it or to it, applications and rights to apply for the same);

Issuer means each company that has issued Shares to an Obligor, including another Obligor;

June 2018 Effective Date has the meaning given to that term in the Deed of Amendment and Restatement (June 2018);

March 2020 Effective Date has the meaning given to that term in the Deed of Amendment and Restatement (March 2020);

Margin means 2.00% per cent per annum;

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Marketable Securities means:

(a)	‘intermediated securities’ and ‘investment instruments’ (each as defined in the Australian PPSA);

(b)	an undertaking referred to in the exceptions in paragraphs (a), (b) and (c) of the definition of ‘debenture’ in the Australian Corporations Act;

(c)	a unit or other interest in a trust or partnership; and

(d)	a right or an option in relation to any of the above, whether issued or unissued;

Material Secured Property means Secured Property with a value of greater than NZ$100,000 or its equivalent in any other currency;

Maximum Liability means, in respect of an Instrument, the amount specified in that Instrument as the maximum aggregate liability able to be claimed (exclusive of interest on such liability) under that Instrument in the currency in which the Instrument is denominated less any amount cancelled and any amount paid by the Borrower to the Lender in respect of that Instrument whether as a deposit, cash collateral or otherwise that has been approved by the Lender as reducing the Maximum Liability in respect of that Instrument;

Monthly Compliance Certificate means a compliance certificate substantially in the form set out in Part B of Schedule 7 (Form of Monthly Compliance Certificate) and provided to the Lender in accordance with clause 22.2 (Reporting undertakings);

New Borrower has the meaning given to it in clause 26.2 (Additional Borrowers);

New Guarantor has the meaning given to it in clause 26.3 (Additional Guarantors);

New Security Provider has the meaning given to it in clause 26.4 ( Additional Security Providers);

NY Financing Documents means:

(a)	the security agreement, dated as of the date hereof, between Bendon USA Inc. and the Lender; and

(b)	the pledge agreement, dated as of the date hereof, between Bendon Holdings Limited and the Lender with respect to Bendon Holdings Limited’s shares of Bendon USA Inc.;

NZ Dollar Equivalent means, in relation to an amount of NZ Dollars, that amount, and, in relation to an amount in an Optional Currency, the amount of NZ Dollars which the Lender could purchase with that amount of US Dollars, AUD, GBP or Euros, (as appropriate), in the New Zealand inter-bank market at 11 a.m. (New Zealand time) on the day on which the calculation is required to be made;

NZ Dollars, NZ$ and NZD refer to New Zealand currency;

NZ PPSA means the Personal Property Securities Act 1999;

Obligor means the Borrower and each Guarantor;

Operating Lease Expense means, in relation to any period, the aggregate of any rental paid in that period in connection with any operating lease of real property (but excluding a lease that would be treated as a finance lease pursuant to the Accounting Principles);

Optional Currency means AUD, EUR, GBP or USD;

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Other Property means Real Property and all of a Security Provider’s other present and after-acquired property that is not Personal Property;

Parent means Naked Brand Group Limited (ACN 619 054 938).

Pensions Regulator means the body corporate called the Pensions Regulator established under Part I of the Pensions Act 2004 (UK);

Permitted Acquisition means:

(a)	an acquisition made for fair value in the ordinary course of business;

(b)	an acquisition that is the purchase of an asset by one Security Provider from another Security Provider; or

(c)	an acquisition that occurs with the prior written approval of the Lender;

Permitted Disposal means a disposal:

(a)	in respect of which the Lender has given its prior written consent;

(b)	of inventory made in the ordinary course of business of the disposing entity;

(c)	of property where the proceeds of disposal are used within 12 months to purchase replacement property comparable or superior as to type, value or quality;

(d)	of property for fair market value on commercial arms’ length terms;

(e)	of cash for fair market value on commercial arm’s length terms and in the ordinary course of business of the disposing entity;

(f)	of obsolete or redundant vehicles, plant and equipment for cash;

(g)	of property (including by way of distribution or payment on account of any inter-Security Provider loan arrangement) from one Security Provider to another Security Provider;

(h)	expressly permitted under a Finance Document;

Permitted Financial Accommodation means, in relation to a Security Provider, financial accommodation provided by that Security Provider at a time when no Event of Default subsists:

(a)	pursuant to the Finance Documents;

(b)	to another Security Provider;

(c)	to a Customer in the ordinary course of business on arms’ length commercial terms provided that the aggregate financial accommodation provided under this paragraph (c) at any time does not exceed NZ$500,000 or the NZ Dollar Equivalent thereof;

(d)	(provided no Event of Default is continuing at the relevant time) to another Group Member (which is not a Security Provider), provided the aggregate amount of all such Finance Debt does not exceed $100,000 at any time; or

(e)	with the prior written consent of the Lender;

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Permitted Reorganisation means, with the Lender’s prior written consent, the permitted restructuring or reorganisation of any of the Obligors, including their shareholding structure and asset holdings;

Permitted Security means a security interest:

(a)	created under a Finance Document;

(b)	in respect of which the Lender has given its prior written consent;

(c)	granted by one Security Provider in favour of another Security Provider;

(d)	in relation to personal property that is created or provided for by:

(i)	a transfer of an account receivable or chattel paper;

(ii)	a lease for a term of more than one year; or

(iii)	a commercial consignment,

that does not secure payment or performance of an obligation;

(e)	arising out of any netting or set-off arrangement entered into by a Security Provider with another Security Provider for the purpose of netting debit and credit balances of Group Members, provided that such arrangement does not give rise to a security interest over property of a Security Provider in support of liabilities of a Group Member that is not a Security Provider.

(f)	that is a right of set-off arising in the ordinary course of the ordinary day-to-day business of an Obligor and that does not secure indebtedness;

(g)	that arises as a result of legal proceedings discharged within 30 days or otherwise being contested in good faith and not otherwise constituting an Event of Default;

(h)	that is expressly permitted under a Finance Document; and

(i)	arising under finance leases entered into in the ordinary course of business provided the value of the assets subject to lease at any time does not exceed $500,000;

Personal Property means all of each Security Provider’s present and after-acquired personal property including all personal property in which the Obligor has rights, whether now or in the future;

Potential Event of Default means any event or circumstance that, with the giving of notice, lapse of time or fulfilment of another requirement, would constitute an Event of Default;

PPSA means the Australian PPSA and the NZ PPSA;

PPSR has the meaning given to the term ‘register’ in the PPSA;

Quotation Day means, in relation to any period for which an interest rate is to be determined, the first day of that period;

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Real Property means all of each Obligor’s present and after-acquired freehold and registered leasehold land, all estates and interests in land and all buildings, structures and fixtures (including trade fixtures) for the time being on that land;

Reference Bank Rate means:

(a)	the arithmetic mean of the rates (rounded upwards to four decimal places) as supplied to the Lender at its request by the Reference Banks as the rate at which the relevant Reference Bank could borrow funds in the New Zealand bank bill market and for the relevant period were it do so by asking for and then accepting interbank offers for deposits in reasonable market size for that period; or

(b)	(if the rate referred to in paragraph (a) is not available), the arithmetic mean of the rates (rounded upwards to four decimal places) as supplied to the Lender at its request by the Reference Banks as the rate at which the relevant Reference Bank could raise funds in the wholesale market for NZ Dollars for the relevant period;

Reference Banks means the principal offices in Auckland of the Lender, ANZ Bank New Zealand Limited, Westpac New Zealand Limited and ASB Bank Limited, or such other entities as may be appointed by the Lender in consultation with the Borrower;

Relevant Party means each Obligor and each other party to a Finance Document (other than the Lender);

Repayment Instalment has the meaning given to that term in clause 8.8;

Reporting Date means:

(a)	during the period commencing on the Commencement Date and ending on 31 December 2018, 31 March, 30 June, 30 September and 30 December in each year; and

(b)	thereafter, 31 January, 30 April, 31 July, 31 October in each year;

Reporting Period means, on any Reporting Date, the 12 month period ending on that Reporting Date;

Revolving Asset means any Secured Property:

(a)	which is:

(i)	inventory;

(ii)	a negotiable instrument;

(iii)	machinery, plant, or equipment which is not inventory and has a value of less than $100,000 or its equivalent; or

(iv)	money (including money withdrawn or transferred from an account with a bank or other financial institution); and

(b)	in relation to which no Control Event has occurred, subject to clause 4.4 of the General Security Deed (Aus);

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Revolving Credit Facility means the revolving credit facility of a maximum aggregate principal amount of the Revolving Credit Facility Limit to be made available on the terms of this Agreement;

Revolving Credit Facility Limit means NZ$16,700,000 (as reduced from time to time in accordance with this Agreement) to be made available on the terms of this Agreement;

Revolving Credit Repayment Date means each date set out in the table in paragraph (b) of clause 8.7;

Rollover Advance means one or more Drawings under the Revolving Credit Facility:

(a)	made or to be made on the same day that a maturing Drawing under the Revolving Credit Facility is due to be repaid;

(b)	the aggregate amount of which is equal to or less than the amount of the maturing Drawing under the Revolving Credit Facility;

(c)	in the same currency as the maturing Drawing under the Revolving Credit Facility; and

(d)	made or to be made to the same Borrower for the purpose of refinancing that maturing Drawing under the Revolving Credit Facility;

RWT Exemption Certificate has the meaning given to it in section YA 1 of the Income Tax Act;

RWT Rules has the meaning given to it in section YA 1 of the Income Tax Act;

Screen Rate means the New Zealand bank bill reference rate (bid) (rounded upwards to four decimal places) administered by the New Zealand Financial Markets Association (or any other person who takes over the administration of that rate) for the relevant period displayed on page BKBM of the Thomson Reuters screen (or any replacement Thomson Reuters page which displays that rate), or on the appropriate page of such other information service which publishes that rate from time to time in place of Thomson Reuters. If such page or service ceases to be available, the Lender may specify another page or service displaying the relevant rate after consultation with the Borrower;

Secured Property means all present and future right, title and interest (legal and equitable) of each Security Provider in and to all Personal Property and all Other Property, including, without limitation:

(a)	the Shares;

(b)	the Share Rights;

(c)	the Certificates; and

(d)	all proceeds of the Shares and Share Rights;

Security Documents means each of the agreements set out in Schedule 3 (Security Documents) and each other security agreement, guarantee or other agreement (present or future) expressed or intended to guarantee or secure the Obligors’ obligations under this Agreement;

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Security Provider means a Borrower or Guarantor who has granted security over all its property to secure all of the obligations of the Obligors under the Finance Documents;

Serial Numbered Secured Property means:

(a)	as at the date of this document, the Secured Property described in Schedule 9 to this Agreement;

(b)	any other Secured Property that must be described by serial number in a registration on the New Zealand personal property securities register or the PPSR; and

(c)	any other Secured Property that may be described by serial number in a registration on the PPSR;

Share Rights means all securities, property and other rights (whether in or of the Issuer or another person) to which a holder of Shares is entitled or offered, including any distribution, option or property issued by way of a rights or bonus issue;

Shares means all shares of an Issuer issued to or owned by an Obligor;

Specified Time means 10.45am on the Quotation Day;

Subordinated Debt means indebtedness that is fully subordinated to all amounts owed under the Finance Documents pursuant to a Deed of Subordination;

Supplemental Deed means a supplemental deed:

(a)	in respect of a New Borrower, in the form of Schedule 5 (Form of Supplemental Deed for New Borrower); and

(b)	in respect of a New Guarantor, in the form of Schedule 6 (Form of Supplemental Deed for New Guarantor);

Termination Date means the date that is twenty-four months from the March 2020 Effective Date;

Total Interest Cost means, for a Group for a period, the gross amount of all interest and financing costs incurred by the Group over that period, calculated on a consolidated basis in accordance with Accounting Principles, after taking into account all realised losses and profits on foreign currency borrowings and financing transactions (other than amounts transferred to foreign currency transaction reserves), including:

(a)	the amount of all discounts and similar allowances on the issue or disposal of debt instruments;

(b)	all finance charges under finance leases and hire purchase agreements;

(c)	the amount of all dividends paid or payable on redeemable shares issued by any member of the Group; and

(d)	all other expenses and amounts that are required by Accounting Principles to be treated as interest or financing costs,

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but excluding interest and financing costs on money borrowed or raised to acquire, develop or improve fixed assets, to the extent that they have been capitalised in the accounts of the Group and excluding:

(e)	any realised costs of closing out a Treasury Transaction that are incurred in connection with the acquisition or disposal of a subsidiary or business after the date of this agreement;

(f)	any dividends paid on redeemable shares and any other interest and financing costs paid by one member of the Group to another member of the Group; and

(g)	any non-cash items included in interest in the most recent financial statements of the Group;

Transactional Banking Document means any document entered into from time to time between an Obligor and the Lender under which one or more Transactional Banking Facilities are made available to any member of the Guaranteeing Group;

Transactional Banking Facilities means any day to day banking facilities or arrangements made available to a member of the Guaranteeing Group by the Lender in connection with the ordinary course of trade of that member of the Guaranteeing Group;

Treasury Transaction means any foreign exchange agreement, currency or interest purchase, interest rate swap, cap or collar agreement, currency swap agreement, currency and interest rate future or option contract, commodity swap, option, cap, collar, floor or swaption or other similar agreement (whether entered into before, on, or after the date of this Agreement);

Trust means the Pleasure State Unit Trust ABN 20 730 241 229;

Trust Deed means the trust deed dated 13 May 2004 constituting the Trust, as varied by the deed polls for variation of trust dated 12 August 2011, 8 April 2013, and includes each document approved by the Lender for the purposes of this definition which amends, varies or supplements that trust deed;

Trustee means Pleasure State Pty Limited ACN 108 588 076, in its capacity as trustee of the Trust;

UK Obligors means each Obligor incorporated in England and Wales;

US Dollars and USD refer to the lawful currency of the United States of America;

US Tax Obligor means:

(a)	a Borrower which is resident for tax purposes in the United States of America; or

(b)	an Obligor some or all of whose payments under the Finance Documents are from sources within the United States of America for US federal income tax purposes; and

Working Capital Debt means, on any date, the Amount Outstanding under the Revolving Credit Facility as at that date.

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1.2 Construction

In this Agreement, unless the context otherwise requires:

an agreement includes a contract, deed, licence, undertaking and other document or legally enforceable arrangement (in each case, whether or not in writing, present and future), and includes that document as amended, assigned, novated or substituted from time to time;

compromise includes a compromise as defined in section 227 of the Companies Act 1993;

a consent includes an approval, authorisation, exemption, filing, licence, order, permit, recording or registration;

change of control includes where, at any time, any person alone or together with a related person, ceases to control or commences controlling that entity;

one person being controlled by another means that the other person (whether directly or indirectly and whether by the ownership of share capital, the possession of voting power, contract or otherwise):

(a)	has the power to appoint and/or remove the majority of the members of the governing body of that person;

(b)	otherwise controls or has the power to control the affairs and policies of that person; or

(c)	is in a position to derive the whole or a substantial part of the benefit of that person;

costs incurred by a person include all commissions, charges, losses, expenses (including legal fees on a solicitor and own client basis) and taxes incurred by that person;

a directive includes a directive, regulation and requirement (in each case, whether or not having the force of law but, if not having the force of law, the compliance with which is in accordance with the general practice of persons to whom the directive is addressed);

disposing of property includes:

(a)	selling, assigning, novating, leasing, lending, exchanging, transferring, granting a concession, surrendering, licensing, reserving, waiving, compromising, releasing, dealing, subordinating, varying the terms of, parting with possession of, granting an option, right or interest in respect of, or otherwise dealing with that property;

(b)	the payment of money (including a distribution by way of dividend); and

(c)	an agreement for any of these,

but excludes the creation of a security interest;

distribution is defined in section 2 of the Companies Act 1993, and includes any reduction of capital (including a redemption by a company of its own shares), any acquisition by a company of any share in itself or in its holding company, and any financial assistance provided by a company to enable another person to acquire any such share;

financial statements has the meaning specified in section 6 of the Financial Reporting Act 2013;

group financial statements has the meaning specified in section 7 of the Financial Reporting Act 2013;

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a guarantee includes an indemnity, letter of credit, letter of comfort, suretyship and other agreement, the economic effect of which is to provide security, or otherwise assume responsibility, for the indebtedness or obligations of another person;

a holding company of a person includes a holding company as defined in section 5 of the Companies Act 1993 and section 9 of the Australian Corporations Act;

indebtedness includes any obligation relating to the payment of money:

(a)	whether present or future, actual or contingent;
(b)	whether incurred alone, jointly, severally, or jointly and severally and as principal, surety or otherwise;
(c)	whether due to the lender alone, or with another person, and whether the Lender is entitled for its own account or for the account of another person;
(d)	whether arising from a banker and customer relationship or another relationship;
(e)	whether originally contemplated by the debtor or the Lender or not;
(f)	whether the Lender is the original person the amount was owed to, or an assignee and, if the Lender is an assignee:
(i)	whether or not the debtor consented to, or was aware of the assignment; and
(ii)	regardless of when the assignment occurred; and
(g)	if determined pursuant to any award, order, judgment or decree against the debtor, whether or not the debtor was party to the court proceedings, arbitration or other dispute resolution process in which that award, order, judgment or decree was made, including any such obligation arising under derivative or similar products;

the liquidation of a person includes the dissolution, administration, winding-up and bankruptcy of that person and any analogous procedure under the law of any jurisdiction in which that person is incorporated, domiciled, carries on business or has property;

loss excludes loss of profit and loss of margin;

something having a material adverse effect is a reference to it having, in the reasonable opinion of the Lender, a material adverse effect on:

(a)	the consolidated financial condition or operations of the Group; or
(b)	the Group’s ability to comply with any of its material obligations under any Finance Document; or
(c)	the validity or enforceability of, or the effectiveness or ranking of any security interest created under or in connection with a Security Document or the rights and remedies of the Lender under any Finance Document, and references to material adverse change shall be construed accordingly;

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obligations include covenants, conditions, stipulations, representations, warranties, guarantees, undertakings, assurances and agreements;

a person includes an individual, a body corporate, an association of persons (whether corporate or not), a trust, a state, an agency of a state and any other entity (in each case, whether or not having separate legal personality);

property includes:

(a)	anything that is capable of being owned, whether it is real or personal property, and whether it is tangible or intangible; and
(b)	the whole and any part of the relevant person’s business, assets (including leased assets), undertaking, revenues, benefits and rights,

(in each case, present and future), and reference to any property includes any legal or equitable interest in it;

related person means:

(a)	any related company (as defined in section 2(3) of the Companies Act 1993, but as if the word “subsidiary” in that section had the same meaning as “subsidiary” in this Agreement) of an Obligor;
(b)	in relation to any Obligor incorporated under the laws of Australia, any related body corporate (as defined in section 9 of the Australian Corporations Act) of that Obligor;
(c)	any person that is treated as an associated company of an Obligor in terms of Accounting Principles;
(d)	any person who beneficially owns (or together with its related persons, determined on the same basis as set out in paragraphs (a), (b) and (c) above, beneficially owns) whether directly or indirectly, 20% or more of the equity share capital in the Borrower;
(e)	any related entity (determined on the same basis as set out in paragraphs (a), (b) and (c) above) of any person referred to in paragraph (d) above; and
(f)	the beneficiary of a trust under which a trustee of the trust is a related entity in terms of paragraphs (a) to (e) above;

rights includes authorities, consents, discretions, remedies, powers and causes of action;

a security interest includes:

(a)	a mortgage, pledge, charge, lien, hypothecation, encumbrance, deferred purchase, title retention, finance lease, contractual right of set-off, flawed asset arrangement, sale-and-repurchase and sale-and-leaseback arrangement, order and other arrangement of any kind, the economic effect of which is to secure a creditor;
(b)	a “security interest” as defined in section 17(1)(a) of the PPSA in respect of which the relevant person is the debtor; and
(c)	a “security interest” as defined in sections 12(1) or (2) of the Australian PPSA;

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a subsidiary of a person includes:

(a)	a subsidiary as defined in section 5 of the Companies Act 1993 (as if the term “company” in those sections includes entities incorporated in a jurisdiction other than New Zealand); and
(b)	an “in substance” subsidiary and any other person treated as a subsidiary under Accounting Principles;
(c)	a person controlled (whether directly or indirectly and whether by ownership of share capital, possession of voting power, contract or otherwise) by that person;
(d)	in relation to an Obligor incorporated under the laws of Australia, a subsidiary within the meaning of Part 1.2 of Division 6 of the Australian Corporations Act, but as if the body corporate includes any entity for the purpose of which any beneficial interest or unit in a trust will be deemed to be shares; and
(e)	in relation to Pleasure State (HK) Limited:
(i)	a subsidiary within the meaning of section 15 of the Companies Ordinance (Cap.622) of Hong Kong; and
(ii)	any company which would be a subsidiary within the meaning of section 15 of the Companies Ordinance (Cap.622) of Hong Kong but for any Security subsisting over the shares in that company from time to time, but on the basis that a person shall be treated as a member of a company if any shares in that company are held by that person’s nominee or any other person acting on that person’s behalf;

(f)	in relation to a UK Obligor:
(i)	a subsidiary within the meaning of section 1159 of the Companies Act 2006 (UK); and
(ii)	any company which would be a subsidiary within the meaning of section 1159 of the Companies Act 2006 (UK) but for any security interest subsisting over the shares in that company from time to time, but on the basis that a person shall be treated as a member of a company if any shares in that company are held by that person’s nominee or any other person acting on that person’s behalf;

tax(es) includes any tax, levy, impost, stamp or other duty and any other charge, deduction or withholding of a similar nature (including any penalty or interest payable in connection with any failure to pay, or any delay in paying, any of the same);

writing includes a facsimile transmission, an email communication and any means of reproducing words in a tangible and permanently visible form;

a reference to a party, clause, schedule or annexure is a reference to a party to, clause of, schedule to or annexure to, this Agreement;

the word “including”, when introducing an example, does not limit the meaning of the words to which the example relates;

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an Event of Default, Event of Review or Potential Event of Default is continuing until it has been waived in writing by, or remedied to the satisfaction of, the Lender;

an agreement, representation or undertaking given by an Obligor in favour of two or more persons is for the benefit of them jointly and each of them severally;

a gender includes each other gender;

the singular includes the plural and vice versa;

where a word or phrase is defined, its other grammatical forms have a corresponding meaning;

any legislation includes a modification and re-enactment of, legislation enacted in substitution for, and a regulation, order-in-council and other instrument from time to time issued or made under, that legislation; and

a party to this Agreement or another agreement includes its successors and its permitted assignees, novatees and transferees.

Headings and the table of contents are to be ignored in construing this Agreement.

Unless the contrary intention appears, where an Obligor holds any property as trustee for any trust (including where the trust has not been disclosed to the Lender), the Finance Documents are binding on the relevant Obligor in its personal capacity and in its capacity as trustee of the relevant trust and references to the Obligor’s assets, liabilities, acts or omissions include any assets, liabilities, acts or omissions of the Obligor as trustee of the relevant trust.

1.3	Joint and several liability

The liability of, and obligations on, each Obligor under this Agreement are joint and several.

Any New Borrower is jointly and severally liable with any existing Borrower under this Agreement. References in this Agreement to “Borrower” are to each Borrower individually, and to all Borrowers together.

Any New Guarantor is jointly and severally liable with any existing Guarantor under this Agreement. References in this Agreement to “Guarantor” are to each Guarantor individually, and to all Guarantors together.

1.44	PPSA

The terms “collateral” and “debtor” in the definition of “security interest” above have the meanings given to them in the PPSA, and where it relates to an Obligor incorporated under the laws of Australia or any of its subsidiaries incorporated under the laws of Australia, a reference to these terms has the meaning given in the Australian PPSA.

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2.	Facilities

2.1	Availability

The Lender agrees to make each Facility available to the Borrower on the terms of this Agreement and in the manner set out below:

Facility	Manner of Use
Revolving Credit Facility	By making Drawings denominated in NZ$ or an Optional Currency.
Instrument Facility	By requesting the Lender to issue Instruments (denominated in NZ$ or an Optional Currency) during the relevant Availability Period.

2.2	Purpose

The Borrower will use the net proceeds of any Accommodation for the purposes specified below:

Facility	Purpose
Revolving Credit Facility	To refinance the Borrower’s existing (as at the June 2018 Effective Date) customised average rate loan facilities and stock and debtor finance facilities with the Lender and for general commercial purposes of the Group.
Instrument Facility	To fund the rental bonding requirements of the Guaranteeing Group.

2.3	Conditions to any Accommodation

The Lender will not be obliged to make any Accommodation available under a Facility unless:

(a)	Conditions precedent

[Note Conditions Precedent satisfied]

(b)	No Event of Default
(i)	no Event of Default; and
(ii)	(unless the Accommodation is a Rollover Advance) no Potential Event of Default,

has occurred, or will occur, as a result of the making available of that Accommodation;

(c)	Representations

the representations made in, or in connection with, the Finance Documents are true, accurate and complied with in all material respects on the Drawing Date, as if repeated on that date by reference to the facts and circumstances then existing;

(d)	Unusual circumstances

none of the events contemplated by clause 17 have occurred, or are reasonably likely to occur, on the Drawing Date.

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2.4	Drawdown

The Lender will make an Advance to the Borrower on any Business Day nominated by the Borrower during the relevant Availability Period if:

(a)	Drawing Notice

the Lender has received from the Borrower a Drawing Notice not later than 2.00 pm on the Business Day before the proposed Drawing Date, which notice will be irrevocable and must specify:

(i)	the Facility from which the Advance is requested;
(ii)	the requested amount of the Advance, which must be an integral amount of NZ$100,000;
(iii)	the proposed Drawing Date;
(iv)	the currency of that Advance, which must be NZ$ or an Optional Currency;
(v)	the requested length of the Interest Period applicable to the Advance.
(b)	Available Facility
(i)	the NZ Dollar Equivalent of the amount of that Advance does not exceed the applicable Available Facility; and
(ii)	(if the currency of an Advance is an Optional Currency) the currency is readily available in the amount required and freely convertible into NZ Dollars in the wholesale market for that currency on the Quotation Date and the Drawing Date, failing which the Lender may discontinue the requested drawdown of the Advance, or make the requested Advance and waive any of these conditions.

2.5	Application on re-drawing

Subject to compliance with clause 2.4, all or part of a Drawing may, if the Borrower so requests in the relevant Drawing Notice, be applied by the Lender in or towards repayment of a Drawing to be repaid on that Drawing Date, so that only the net amount is payable on that day. Nothing in this clause affects the obligation of the Borrower to make timely repayment of a Drawing in full if such application is not made.

2.6	Right of Review
(a)	The Lender may review the Facilities at any time. This will generally be done annually, but may be done at other times.
(b)	The Borrower acknowledges and agrees that the Lender in its absolute discretion may, by notice in writing to the Borrower, vary the percentage rate appearing in the definition of Margin.
(c)	All variations to the Margin shall be effective and become binding upon the parties fourteen days (or such longer period as advised by the Lender) after the date of the notice notifying such change.
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3.	[Intentionally deleted]
4.	[Intentionally deleted]
5.	[Intentionally deleted]
6.	[Intentionally deleted]
7.	[Intentionally deleted]
8.	Revolving Credit Facility
8.1	Availability

The Lender agrees to make the Revolving Credit Facility available to the Borrower on the terms of this Agreement. The Revolving Credit Facility will be made available in NZ$ or an Optional Currency and by Drawings on any Business Day during the Availability Period of the Revolving Credit Facility.

8.2	Interest Rate

The Borrower shall pay interest on each Drawing for each Interest Period at the rate per annum determined by the Lender to be:

(a)	in respect of a Drawing in NZ$, the sum of:
(i)	BKBM for that Interest Period;
(ii)	the BNZ Liquidity Amount;
(iii)	in respect of a Drawing in NZ$ with an Interest Period of one or two months, or any other period that is greater than one month but less than three months, the Business Basis Premium for that Interest Period; and
(iv)	the Margin;
(b)	in respect of a Drawing in an Optional Currency, the percentage rate per annum (rounded upwards to four decimal places) which is the sum of:
(i)	the Margin; and
(ii)	the rate of interest notified to the Borrower by the Lender to be that which expresses as a percentage rate per annum, the cost to the Lender of funding that Drawing from whatever source it may reasonably select, subject always to clause 9.

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8.3	Interest Payment

On the last day of each Interest Period for a Drawing under the Revolving Credit Facility (or, in the case of an Interest Period longer than three months, on each day during that period that falls at three monthly intervals from the first day of that period), the Borrower shall pay to the Lender all unpaid interest accrued on each Drawing during the relevant Interest Period (or, in the case of an Interest Period longer than three months, during the relevant three month period) at the applicable rate of interest for that Interest Period. The Lender will notify the Borrower of each determination of the applicable rate of interest and of each amount of interest payable under this clause but failure to do so will not affect the obligation of the Borrower to pay interest.

8.4	Interest Periods

Each Interest Period for a Drawing will be a period commencing on the applicable Drawing Date of three months (or such other period as the Lender may agree in writing) except that:

(a)	an Interest Period that commences on a day for which there is no numerically corresponding day in the month that Interest Period expires will end on the last Business Day of that month;
(b)	if an Interest Period would otherwise end on a day that is not a Business Day, that Interest Period will be extended to end on the next succeeding Business Day, unless the result of that extension would be to carry the Interest Period over into the next calendar month, in which case the relevant Interest Period will expire on the previous Business Day;
(c)	no Interest Period will extend beyond the Termination Date;
(d)	if the Borrower fails to nominate the length of an Interest Period, the Interest Period will be of three month’s duration,

and if (a) or (b) apply, the next Interest Period will end on the day it would have ended if the previous Interest Period had not been extended or shortened; and

(e)	the Lender may shorten the Interest Period for any Drawing to ensure there is a sufficient Amount Outstanding under the Revolving Credit Facility which has an Interest Period ending on a Revolving Credit Facility Repayment Date for the Borrower to make the Repayment Instalment due on that date.
8.5	Prepayment

The Borrower may prepay a Drawing in full (or any part of it being not less than NZ$100,000 and that is a whole multiple of NZ$100,000) on the Borrower giving the Lender not less than three Business Days’ notice of its intention to do so, specifying the date and the amount of the prepayment. That notice will be irrevocable and will bind the Borrower to make the prepayment specified in it. On the date of prepayment, the Borrower shall prepay the relevant Drawing (or part of it) together with accrued interest on that Drawing (or part of it) and any amount due under clause 18 (Indemnities).

8.6	Redrawing

Amounts prepaid under clause 8.5 will be available for re-borrowing.

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8.7	Repayment
(a)	The Borrower will repay each Drawing on the last day of its Interest Period and will repay all outstanding Drawings on the Termination Date, together with all interest and costs payable under the Finance Documents.
(b)	The Revolving Credit Facility Limit will be permanently reduced by the amounts of each Repayment Instalment on the date falling on each Revolving Credit Repayment Date set out below. If, following such reduction, the Amount Outstanding exceeds the reduced Revolving Credit Facility Limit, the Borrower must immediately repay an amount equal to such excess.
Revolving Credit Repayment Date	Repayment Instalment
31 March 2020	NZ$750,000
30 April 2020	NZ$750,000
31 May 2020	NZ$1,250,000
30 June 2020	NZ$1,250,000
31 July 2020	NZ$1.000,000
28 February 2021	NZ$500,000
31 August 2021	NZ$750,000
30 November 2021	NZ$750,000

8.8	Mandatory Prepayment
(a)	If any Obligor receives any net cash proceeds of any asset disposal made by an Obligor of an amount which, when aggregated with the amount of all other such net cash proceeds in the preceding 12 month period, exceeds NZ$250,000, the Borrower shall apply those proceeds in prepayment of the Amount Outstanding and the Revolving Credit Facility Limit shall be reduced accordingly.
(b)	If any of the events set out below occur:
(i)	there is a change of control of Naked Brand Group Limited; or
(ii)	Naked Brand Group Limited ceases to own 100% of the shares in Bendon Limited,

each Facility Limit will be cancelled immediately and the Amount Outstanding under each Facility will become due and payable.

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8.9	Currency equalisation
(a)	On the last day of each Interest Period the Lender shall calculate the NZ Dollar Equivalent of the Amount Outstanding under the each Facility by reference to the Lender’s spot rate of exchange on that date.
(b)	If at any time the aggregate NZ Dollar Equivalent of the Amount Outstanding under that Facility as calculated under paragraph (a) above (the Aggregate NZ Dollar Amount) exceeds 105 per cent of Facility Limit for that Facility, then the Borrower shall, within 5 Business Days of written notice from the Lender, ensure that an amount equal to the difference between the Aggregate NZ Dollar Amount and the Facility Limit for that Facility is applied in prepayment of the Amount Outstanding under that Facility. Any amounts prepaid in accordance with this clause 8.9 will not be available for redrawing.
9.	Changes to the calculation of interest
9.1	Unavailability of Screen Rate
(a)	Interpolated Screen Rate: If no Screen Rate is available for the Interest Period of a Drawing, the applicable BKBM shall be the Interpolated Screen Rate for a period equal in length to the Interest Period of the relevant Drawing, except where the Interest Period is less than one month, in which case there shall be no BKBM for that Drawing and clause 9.5 shall apply to that Drawing for that Interest Period.
(b)	Reference Bank Rate: If no Screen Rate is available for the Interest Period of a Drawing (not being a Drawing with an Interest Period less than one month), and it is not possible to calculate the Interpolated Screen Rate, the applicable BKBM shall be the Reference Bank Rate as of the Specified Time for a period equal in length to the Interest Period of that Drawing.
(c)	Cost of funds: If paragraph (b) above applies but no Reference Bank Rate is available for the relevant Interest Period, there shall be no BKBM for that Drawing and clause 9.5 shall apply to that Drawing for that Interest Period.
9.2	Calculation of Reference Bank Rate
(a)	Subject to paragraph (b) below, if BKBM is to be determined on the basis of a Reference Bank Rate but a Reference Bank does not supply a quotation by the Specified Time, the Reference Bank Rate shall be calculated on the basis of the quotations of the remaining Reference Banks.
(b)	If at or about 12.00pm on the Quotation Day, none or only one of the Reference Banks supplies a quotation, there shall be no Reference Bank Rate for that Interest Period and clause 9.45 shall apply to that Drawing for that Interest Period.
9.3	Interpolated BBP Rate

If the Business Basis Premium is to be applied to a Drawing under clause 8.2 and no BBP Rate is available for the relevant Interest Period, the applicable Business Basis Premium shall be the Interpolated BBP Rate for a period equal in length to the Interest Period of the relevant Drawing.

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9.4	Market disruption

If before 5.00pm on the Business Day after the Quotation Day for the relevant Interest Period, the Lender notifies the Borrower that as a result of market circumstances not limited to it (whether or not those circumstances, or their effect on the Lender’s cost of funds, subsisted on the date of this Agreement), the cost to it of funding the Drawing (from whatever source it may reasonably select) would be in excess of BKBM plus any applicable Business Basis Premium, then clause 9.5 shall apply to the Drawing for the relevant Interest Period.

9.5	Cost of funds
(a)	If this clause applies, the rate of interest for the relevant Drawing for the relevant Interest Period shall be the percentage rate per annum (rounded upwards to four decimal places) which is the sum of:
(i)	the Margin; and
(ii)	the rate of interest notified to the Borrower by the Lender to be that which expresses as a percentage rate per annum, the cost to it of funding that Drawing from whatever source it may reasonably select.

That rate is to be notified as soon as practicable and in any event before interest is due to be paid in respect of that Interest Period.

(b)	If this clause 9.5 applies and the Lender or the Borrower so requires, the Lender and the Borrower shall enter into negotiations (for a period of not more than 30 days) with a view to agreeing a substitute basis for determining the rate of interest.
(c)	Any alternative basis agreed pursuant to paragraph (b) above shall, with the prior consent of the Lender and the Borrower, be binding on all parties.
9.6	Notice

The Lender shall promptly notify the Borrower if there is a market disruption event under clause 9.4.

9.7	Break Costs
(a)	The Borrower shall, within three Business Days of demand by the Lender, pay to the Lender its Break Costs attributable to all or any part of a Drawing being paid by that Borrower on a day other than the last day of an Interest Period for that Drawing.
(b)	The Lender shall, as soon as reasonably practicable after a demand by the Borrower, provide a certificate confirming the amount of its Break Costs for any Interest Period in which they accrue.
10.	Instrument Facility
10.1	Availability

The Lender agrees to make the Instrument Facility available to the Borrower on the terms of this Agreement. The Instrument Facility will be made available by the issuing of Instruments.

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10.2	Conditions precedent to each Instrument

The Lender will make an Instrument available in accordance with clause 10.3, on any Business Day during the Availability Period nominated by the Borrower if:

(a)	Available Facility

the amount of the Instrument, when aggregated with all of the other outstanding Instruments (if any), intended to be issued on the same day, would not cause the applicable Available Facility to be exceeded on the Drawing Date;

(b)	Limits on Instruments

no more than 20 Instruments being outstanding at any one time.

10.3	Instruments

Subject to compliance with clause 10.2, the Lender shall issue an Instrument in NZ$ or an Optional Currency on account of the Borrower if no later than 10.30 a.m. on the second Business Day before the proposed Drawdown Date the Lender has received from the Borrower a duly completed Drawing Notice for that Instrument which shall be irrevocable and which shall specify:

(a)	the type of Instrument (attaching a copy of the agreed form of the Instrument pursuant to clause 10.4(a));
(b)	the Drawing Date for that Instrument;
(c)	the Maximum Liability under that Instrument; and
(d)	the Beneficiary of that Instrument.
10.4	Form of Instruments

Each Instrument issued by the Lender must:

(a)	be in the form agreed by the Borrower and the Lender;
(b)	contain a “pay and walk” clause, if required by the Lender;
(c)	have an Expiry Date which is not later than the Termination Date;
(d)	be denominated in NZ$ or an Optional Currency; and
(e)	be payable on a Business Day and have a term no less than one month from the date of issue of that Instrument.
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10.5	Authority to make payments

The Borrower irrevocably authorises the Lender to pay immediately any amount demanded at any time under an Instrument. The Lender:

(a)	need not first refer to any member of the Consolidated Group or obtain its authority for the payment; and
(b)	need not enquire whether the demand has been properly made (provided that the demand has been made in the prescribed form, if any); and
(c)	may meet any demand even though a member of the Consolidated Group disputes the validity of the demand.
10.6	Borrower’s undertaking to reimburse

The Borrower may reimburse, repay or otherwise discharge the amounts owing or contingently owing in respect of any issued Instrument by:

(a)	providing to the Lender, cash collateral (on terms satisfactory to the Lender) in an amount not less than the Maximum Liability of the issued Instrument; or
(b)	cancelling that Instrument by procuring the Beneficiary under that Instrument to return the original to the Lender.
10.7	Expiring Instruments

The Instrument Facility Limit is not reduced when an Instrument expires, is repaid or is otherwise discharged.

10.8	Indemnity

The Borrower unconditionally and irrevocably indemnifies the Lender against any liability or loss arising from, and any costs incurred in connection with, the Lender making payment pursuant to or receiving a claim in respect of an Instrument. The Borrower agrees to pay amounts due under this indemnity on demand from the Lender. For the avoidance of doubt, any payment made under this clause shall be paid in the same currency as the Instrument in respect of which the payment was made.

10.9	Rights are protected

The rights of the Lender under the Instrument Facility in respect of an Instrument and the Borrower’s obligations with respect to an Instrument are not affected by anything (other than in the case of fraud, gross negligence or wilful misconduct on the part of the Lender) that might otherwise affect them under law or otherwise, including:

(a)	any inaccuracy, insufficiency, forgery or alteration in any certificate, Instrument or other document which purports to be made, issued or delivered under this Agreement or under any Instrument;
(b)	the fact that the Lender releases a member of the Consolidated Group (or another person) or gives them a concession, such as more time to pay, or compounds or compromises with them;
(c)	laches, acquiescence or delay on the part of the Lender or another person;
(d)	any variation or novation of a right of the Lender or another person; or
(e)	the fact that the obligations of any person other than a member of the Consolidated Group may not be enforceable.
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10.10	Prohibitions on issue of certain Instruments

The Lender is not obliged to issue an Instrument in respect of any Beneficiary if the issue would cause a breach by the Lender of any applicable law.

10.11	Redrawing

Subject to compliance with the provisions of this Agreement relating to drawdown, amounts under the Instrument Facility which are repaid or prepaid in accordance with this Agreement or amounts available as a result of the cancellation or release of an Instrument shall be available for drawing or redrawing during the Availability Period for the Instrument Facility.

11.	Ancillary Facilities
11.1	Availability

The Lender may, at its option, agree to make additional facilities available to the Obligors.

11.2	Documentation

Any ancillary facility will be made on the terms specified in a separate agreement to be entered into between the

Lender and the relevant Obligor(s) at the relevant time, and will be subject to the terms of that agreement.

12.	Repayment

The Borrower will repay all outstanding Drawings on the Termination Date, in each case, together with all interest and costs payable under the Finance Documents.

13.	Illegality

If, at any time, the Lender determines that it is, or is likely to be, or will become, unlawful or contrary to any law, treaty or directive of any agency of state or other regulatory, monetary or accounting authority to make, fund or allow to remain outstanding all or part of the Facility or any Accommodation, or to charge or receive interest at any applicable rate, or to comply with any of its obligations or exercise any of its rights under a Finance Document, then, on the Lender notifying the Borrower accordingly:

(a)	the obligation of the Lender to make the Facility or any Accommodation available will be cancelled; and
(b)	where the Facility or part of it has been made available, the Borrower will repay the Amount Outstanding either immediately or, if permitted by law, treaty or directive, on the expiry of each current Interest Period (if applicable) relating to it.
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14.	Default interest

If the Borrower does not pay, when due, an amount payable by it under a Finance Document then, without prejudice to its other obligations, the Borrower will pay interest on that overdue amount (including interest payable under this clause) calculated from its due date to the date of its receipt by the Lender (after as well as before judgment), compounded and payable at intervals selected by the Lender at its discretion (each a Default Interest Period). This obligation to pay default interest arises without the need for a notice or demand. The rate of default interest (the Default Rate) will be the aggregate of:

(a)	The rate of interest that would otherwise be payable pursuant to clause 8.2; and
(b)	2 percent per annum,

on the first day of the relevant Default Interest Period.

15.	Fees
15.1	Establishment fee

[Intentionally deleted]

15.2	Line fee
(a)	The Borrower will pay to the Lender a line fee at the rate of 2.00 per cent per annum of the Revolving Credit Facility Limit.
(b)	The Borrower will pay to the Lender a line fee at the rate of 2.00 per cent per annum of the Instrument Facility Limit.
(c)	Each such line fee is payable quarterly in advance from the March 2020 Effective Date to the later of the Termination Date and the date on which the Amount Outstanding is received by the Lender.
15.3	Issuance fee
(a)	The Borrowers shall pay to the Lender an issuance fee in an amount equal to 1.00% of the Maximum Liability of the Lender per annum under each Instrument as specified by the Lender in accordance with its current trade terms relating to such Instruments.
(b)	Such issuance fees shall be payable quarterly in advance (starting on the date of issue of that Instrument) until such time as the relevant Instrument is formally cancelled by the Lender (which will be deemed to occur after the Instrument expires). These issuance fees are subject to review at the Lender’s sole discretion.
(c)	Other fees may be payable in respect of Instruments provided by the Lender as specified by the Lender in accordance with its current trade terms relating to such Instruments or as otherwise agreed with a Borrower. These fees are subject to review at the Lender’s sole discretion.
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15.4	No refund

No fee payable by the Borrower is refundable in any circumstance, even where payable in advance.

16.	Taxes
16.1	Gross up

If:

(a)	an Obligor or a person on its behalf is required by law to make a deduction or withholding on account of tax from any amount paid or payable by it under a Finance Document; or
(b)	the Lender or a person on its behalf is required by law to make any payment for or on account of tax (other than tax on overall net income of the Lender) on or in relation to any amount received or receivable by it under a Finance Document, then the relevant Obligor will:

(c)	ensure that any such deduction or withholding does not exceed the legal minimum and shall pay the amount required to be deducted or withheld to the relevant authority before the date any penalty begins to accrue; and
(d)	increase the actual amount paid to the Lender to the extent necessary to ensure that after any such deduction, withholding or payment is made, the Lender actually receives and retains on the due date (free from any liability in respect of any such deduction, withholding or payment, and ignoring any amount that the Lender is deemed to have received by reason of any legislation) a net amount equal to the amount that it would have received and so retained had no such deduction, withholding or payment been required to be made.
16.2	Tax credit

If the Lender receives the benefit of a final tax refund or credit resulting from an Obligor having made a deduction or withholding referred to in, or in respect of which an Obligor has made an increased payment under, clause 16.1 (Gross up), it will pay to the relevant Obligor such part of that benefit as, in the Lender’s reasonable opinion, will leave it in a no less favourable position (after that payment, and taking account of any additional payment made to it under clause 16.1 (Gross up) and any tax payable by it on that additional payment) than it would have been in if no deduction or withholding or payment had been required. In doing so, the Lender:

(a)	will be the sole judge of the amount of any such benefit and the date on which it is received and paid;
(b)	has absolute discretion as to the order and manner in which it employs or claims tax credits and allowances available to it and is under no obligation to claim relief from any of its tax liabilities in respect of any such deduction or withholding in priority to any other claims, credits or deductions available to it; and
(c)	has no obligation to disclose to the Obligor any information regarding its tax affairs or computations.
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16.3	New Zealand Resident Withholding Tax

The Lender:

(a)	RWT Exemption Certificate

confirms to the Borrower that, as at the date of this Agreement (or, if later, as at the date it becomes party to this Agreement), it is a person of the type listed in section 32E(2)(a) to (h) of the Tax Administration Act 1994, and holds an RWT Exemption Certificate;

(b)	Undertaking to maintain certificate

undertakes to the Borrower to use reasonable endeavours to maintain the currency of its RWT Exemption Certificate until the Termination Date, provided that the Lender is lawfully able to do so;

(c)	Obligation to notify

agrees to notify the Borrower promptly if it ceases to hold, or ceases to be entitled to hold, an RWT Exemption Certificate, following which the Lender and the Borrower shall negotiate in good faith for a period not exceeding 30 days with a view to agreeing upon an arrangement that will ensure, so far as possible, that the Borrower is not disadvantaged, and the Lender is not advantaged, by reason of the loss of the RWT Exemption Certificate. If no such arrangement is agreed within the 30 day period, clause 16.1 (Gross up) will continue to apply.

16.4	FATCA

Notwithstanding anything to the contrary herein, nothing in clause 16.1 or 17 shall apply to the extent the relevant amount relates to a FATCA Deduction required to be made by a party to this Agreement.

16.5	FATCA Information
(a)	Subject to paragraph (c) below, each of the Lender and an Obligor (in this clause a Party) shall, within ten Business Days of a reasonable request by another Party:
(i)	confirm to that other Party whether it is:
(A)	a FATCA Exempt Party; or
(B)	not a FATCA Exempt Party;
(ii)	supply to that other Party such forms, documentation and other information relating to its status under FATCA as that other Party reasonably requests for the purposes of that other Party’s compliance with FATCA;
(iii)	supply to that other Party such forms, documentation and other information relating to its status as that other Party reasonably requests for the purposes of that other Party’s compliance with any other law, regulation, or exchange of information regime.
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(b)	If a Party confirms to another Party pursuant to paragraph (a)(i) above that it is a FATCA Exempt Party and it subsequently becomes aware that it is not or has ceased to be a FATCA Exempt Party, that Party shall notify that other Party reasonably promptly.
(c)	Paragraph (a) above shall not oblige any Party to do anything, which would or might in its reasonable opinion constitute a breach of:
(i)	any law or regulation;
(ii)	any fiduciary duty; or
(iii)	any duty of confidentiality.
(d)	If a Party fails to confirm whether or not it is a FATCA Exempt Party or to supply forms, documentation or other information requested in accordance with paragraph (a)(i) or (ii) above (including, for the avoidance of doubt, where paragraph (c) above applies), then such Party shall be treated for the purposes of the Finance Documents (and payments under them) as if it is not a FATCA Exempt Party until such time as the Party in question provides the requested confirmation, forms, documentation or other information.
(e)	If an Obligor is a US Tax Obligor or the Lender or the Borrower reasonably believes that its obligations under FATCA or any other applicable law or regulation require it, the Lender shall, within ten Business Days of:
(i)	where an Obligor is a US Tax Obligor and the Lender is Bank of New Zealand, the date of this Agreement;
(ii)	where an Obligor is a US Tax Obligor on the date of any assignment by the Lender pursuant to clause 25.1 and the Lender is not Bank of New Zealand, the date of that assignment;
(iii)	the date a new US Tax Obligor accedes as an Obligor; or
(iv)	where an Obligor is not a US Tax Obligor, the date of a request from the Lender,

supply to the Borrower:

(v)	a withholding certificate on Form W-8, Form W-9 or any other relevant form; or
(vi)	any withholding statement or other document, authorisation or waiver as the Lender may require to certify or establish the status of such Lender under FATCA or that other law or regulation.
(f)	The Lender shall provide any withholding certificate, withholding statement, document, authorisation or waiver it receives from any other person pursuant to paragraph (e) above to the Borrower.
(g)	If any withholding certificate, withholding statement, document, authorisation or waiver provided to the Borrower pursuant to paragraph (e) or (f) above is or becomes materially inaccurate or incomplete, that Lender shall promptly update it and provide such updated withholding certificate, withholding statement, document, authorisation or waiver to the Borrower unless it is unlawful for the Lender to do so (in which case the Lender shall promptly notify the Borrower). The Lender shall provide any such updated withholding certificate, withholding statement, document, authorisation or waiver to the Borrower.
(h)	The Borrower may rely on any withholding certificate, withholding statement, document, authorisation or waiver it receives from a Lender pursuant to paragraph (e) or (g) above without further verification. The Borrower shall not be liable for any action taken by it under or in connection with paragraphs (e), (f) or (g) above.
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16.6	FATCA Deduction
(a)	Each Party may make any FATCA Deduction it is required to make by FATCA, and any payment required in connection with that FATCA Deduction, and no Party shall be required to increase any payment in respect of which it makes such a FATCA Deduction or otherwise compensate the recipient of the payment for that FATCA Deduction.
(b)	Each Party shall promptly, upon becoming aware that it must make a FATCA Deduction (or that there is any change in the rate or the basis of such FATCA Deduction), notify the Party to whom it is making the payment and, in addition, shall notify the Borrower and the Lender if appropriate.
16.7	GST

If any supply by the Lender to the Borrower in relation to any Finance Document is, at the time of supply, subject to GST, the Borrower will, subject to receipt of a valid tax invoice, pay to the Lender an amount equal to the applicable goods and services tax in addition to the consideration for that supply.

Where a Finance Document requires any party to reimburse the Lender for any costs or expenses, such costs or expenses shall include any indirect tax (including GST) incurred by the Lender in respect of those costs or expenses save to the extent that the Lender is entitled to a repayment or credit in respect of the indirect tax. Where applicable, the Lender will promptly provide the party with a tax invoice complying with the relevant indirect tax legislation.

16.8	Stamp duty

The Obligors must:

(a)	pay; and
(b)	within 3 Business Days of demand, indemnify the Lender against any cost, expense, loss or liability the Lender incurs in relation to,

all stamp duty, registration or other similar tax payable in respect of any Finance Document.

16.9	Notice of legal requirements

If a party is required to make a deduction, withholding or payment for or on account of tax or on another account, it shall promptly notify each other party immediately.

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16.10	Tax receipts

Promptly after the making by an Obligor of a deduction or withholding, the Borrower will deliver to the Lender a receipt or other documentation reasonably satisfactory to the Lender evidencing the deduction or withholding.

16.11	Limitation for default by Lender

Nothing in this clause 16 shall be construed as requiring an Obligor to pay an amount to the Lender on account of a tax which is a penalty or interest payable in connection with the Lender’s failure to pay an amount to the revenue in any jurisdiction after receiving it from an Obligor.

17.	Increased costs
17.1	Increased costs

If, at any time, as a result of:

(a)	the introduction of, or a change in, a law, treaty or directive of an agency of state or other regulatory, monetary or accounting authority, or in its interpretation by the agency or authority charged with its administration, or by a court of competent jurisdiction (including the implementation or application of, or compliance with, any document that forms part of the international capital or regulatory framework for banks published by the Basel Committee on Banking Supervision but excluding Basel III); or
(b)	compliance by the Lender or by a person with whom the Lender may have a loan, swap or other funding or participation arrangement with a directive of an agency of state or other regulatory, monetary or accounting authority, in each case after the date of this Agreement (or, in relation to a person becoming party to this Agreement subsequently, the date it becomes party to this Agreement) the Lender determines that:

(c)	the cost to it of making, funding or maintaining the Facility or any Accommodation or any other amount under a Finance Document, or all or any of the amounts comprised in a class of advances formed by or including the Facility or any Accommodation or any other amount is increased; or
(d)	an amount payable to it or its effective return under a Finance Document is reduced; or
(e)	there is a reduction in the effective rate of return on its overall capital that, in its view, is attributable to either of paragraphs (a) or (b) above applying in relation to its obligations under a Finance Document or to any class of obligations of which they form part; or
(f)	it makes a payment or forgoes any interest or other return on or calculated by reference to a sum received or receivable by it from a Relevant Party under a Finance Document in an amount that the Lender considers material, then, and in each case (whether or not the Lender is aware at the date of this Agreement that any such introduction, change or directive will subsequently take effect):

(g)	the Lender will notify the Borrower; and

on demand from time to time by the Lender, the Borrower will pay to the Lender, the amount certified by the Lender to be necessary to compensate it (and except to the extent that the Borrower is already liable to compensate it under this Agreement) for that increased cost, reduction, payment or forgone interest or other return (or that portion of it as in the Lender’s opinion, is attributable to the Facility or any Accommodation or the Lender’s obligations under a Finance Document) (if requested by the Borrower, this certificate will provide reasonable details of the composition of this amount).

No demand may be made under this clause 17.1 in relation to any increased cost arising in respect of tax or as a consequence of the wilful misconduct or negligence of the Lender.

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17.2	Minimisation

If the Lender has acted in good faith, an amount certified under sub-clause 17.1 (Increased costs) above will be payable regardless of whether an increased cost, reduction, payment or forgone interest or other return referred to in that clause could have been avoided.

17.3	Survival of obligations

The obligations of the Borrower under sub-clause 17.1 (Increased costs) above are to survive termination of the Facility and payment of all other indebtedness due under any Finance Document.

17.4	Changes in market conditions

If, by reason of circumstances affecting any relevant interbank market generally, it is or may be impossible for the Lender to obtain the relevant currency in that market (and accordingly it is impossible for it to make, fund or maintain the Facility or any Accommodation or any other amount under a Finance Document, or all or any of the amounts comprised in a class of advances formed by or including the Facility or any Accommodation) for any period, the Lender is to notify the Borrower promptly and:

(a)	if the Accommodation has not been made, the obligation of the Lender to make the Accommodation available will be suspended; and

(b)	if the Accommodation has been made, the Borrower will repay the Accommodation and all other indebtedness of the Borrower under each Finance Document either immediately or, as the Lender elects, on the next date for payment of interest.

Without prejudice to the Borrower's obligations to repay, the Borrower and the Lender are to negotiate in good faith with a view to agreeing terms for making the Facility available from another source. However, the Lender is under no obligation to agree to terms or to continue those negotiations if terms are not agreed promptly.

18.	Indemnities

18.1	General indemnity

Subject to any mandatory law, the Obligors will indemnify the Lender against each cost incurred by it as a result of:

(a)	the occurrence or continuance of an Event of Default; or

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(b)	an amount payable by the Obligors under a Finance Document not being paid when due, whether by prepayment, acceleration or otherwise (but, so far as appropriate, credit is to be given for amounts, if any, of default interest paid under the Finance Document); or

(c)	a prepayment of a Drawing being made or becoming due, or another amount being paid or becoming due, otherwise than on the last day of an Interest Period relating to it (whether or not that payment is permitted or required under this Agreement); or

(d)	a Drawing not being drawn on the requested Drawing Date (other than by reason of default by the Lender); or

(e)	any Advance not being advanced on the requested Drawing Date (other than by reason of default by the Lender); or

(f)	an enquiry by a Government Agency involving an Obligor; or

(g)	reliance by the Lender (acting reasonably) on any communication made to it via electronic mail by an authorised signatory of the Borrower,

by payment on demand to the Lender, of the amount that the Lender certifies is required to compensate the Lender for that cost, including each cost incurred in liquidating or re-employing:

(h)	deposits or other funds acquired or arranged to fund or maintain a Drawing or any Advance or any part of it; and

(i)	any transaction entered into in anticipation of drawdown and/or disbursement of a Drawing or any Advance.

18.2	Currency indemnity

If an amount due from a Relevant Party under a Finance Document or under a suit, action or proceeding has to be converted from the currency (the first currency) in which it is payable into another currency (the second currency) for the purposes of:

(a)	making or filing a claim or proof against a Relevant Party; or

(b)	obtaining an order or judgment in any court; or

(c)	enforcing an order or judgment,

then the Obligors will indemnify the Lender by payment on demand in immediately available funds, in the currency stipulated by the Lender, against each cost incurred by the Lender as a result of any discrepancy between:

(d)	the rate of exchange used for that purpose to convert the sum in question from the first currency into the second currency; and

(e)	the rate of exchange at which the Lender may, in the ordinary course of business, purchase the first currency with the second currency.

Each amount due under this clause will be due as a separate debt and will not be affected by, or merged into, a judgment obtained for other sums due.

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18.3	Indemnities irrevocable

The above indemnities are unconditional and irrevocable, and will survive both termination of this Agreement and payment of all other indebtedness due under the Finance Documents.

19.	Costs

The Borrower will pay each cost incurred by the Lender in connection with:

(a)	the preparation, negotiation, entry into, execution, stamping, registration and release of each Finance Document;

(b)	each amendment to, waiver or consent in respect of, or discharge or release of or under, a Finance Document; and

(c)	the exercise, protection, investigation or enforcement of the Lender's rights under a Finance Document;

in each case, on demand and on a full indemnity basis. The costs in relation to (a) and (b) must be reasonable.

20.	Cross guarantee

20.1	Guarantee

Each Obligor unconditionally and irrevocably jointly and severally guarantees to the Lender due payment by each other Obligor (in this clause, referred to as the Debtor), of the Guaranteed Indebtedness.

20.2	Payment

Each Obligor undertakes to the Lender that if, for any reason, a Debtor does not pay when due (whether by acceleration or otherwise) any of its Guaranteed Indebtedness, it will pay the relevant amount to the Lender immediately on demand.

20.3	Unenforceability of obligations

As a separate and continuing undertaking, each Obligor unconditionally and irrevocably undertakes to the Lender that, should any Guaranteed Indebtedness not be recoverable from an Obligor under any Finance Document for any reason, including a provision of any Finance Document or an obligation (or purported obligation) of an Obligor to pay any Guaranteed Indebtedness being or becoming void, voidable, unenforceable or otherwise invalid, and whether or not that reason is or was known to the Lender, and whether or not that reason is:

(a)	a defect in or lack of powers of that Obligor or the Debtor or any other person, or the irregular exercise of those powers; or

(b)	a defect in or lack of authority by a person purporting to act on behalf of that Obligor or the Debtor or any other person; or

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(c)	a legal or other limitation (whether under the Limitation Act 2010 or otherwise), disability or incapacity of that Obligor or the Debtor; or

(d)	the liquidation, administration, amalgamation, change in status, constitution or control, reconstruction or reorganisation of that Obligor or the Debtor (or the commencement of steps to effect the same), that Obligor will, as a sole and independent obligation, pay to the Lender on demand the amount that the Lender would otherwise have been able to recover (on a full indemnity basis). The expression "Guaranteed Indebtedness" includes any indebtedness that would have been included in that expression but for anything referred to in this clause.

20.4	Suspense account

All amounts from time to time received by the Lender in respect of the Guaranteed Indebtedness of a Debtor from an Obligor other than the Borrower or otherwise on account of any Obligor may be placed in a suspense account (the Suspense Account) with a view to preserving the rights of the Lender, to the extent permitted by law, to prove for the whole of the Guaranteed Indebtedness of the Debtor in the event of any proceeding in, or analogous to, liquidation, administration, amalgamation, change in status, constitution or control, reconstruction or reorganisation of the Debtor or any other Obligor. Any interest paid on the amount for the time being in the Suspense Account shall not be payable by the Lender to any Obligor.

20.5	Liability as sole principal debtor

As between each Obligor and the Lender (but without affecting the obligations of a Debtor) each Obligor is liable under this clause in relation to the Guaranteed Indebtedness as a sole and principal debtor and not as a surety.

20.6	No discharge

(a)	No Obligor is discharged, nor are its obligations affected, by:

(i)	any time, indulgence, waiver or consent at any time given to a Relevant Party or another person; or

(ii)	an amendment (however fundamental) to, or replacement of, a Finance Document or to another security interest, guarantee or other agreement (whether or not that amendment increases the liability of that Obligor); or

(iii)	the existence, validity or enforceability of, or the enforcement of or failure to enforce, or the release of any person or property from any Finance Document or other security interest, guarantee or agreement; or

(iv)	the liquidation, amalgamation, change in status, constitution or control, reconstruction or reorganisation of any Relevant Party or another person (or the commencement of steps to effect any of these); or

(v)	anything else whatever.

The Lender is not liable to any Obligor in respect of any of these matters, even though the Obligors' rights in subrogation or otherwise may be prejudiced as a result.

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(b)	Each Obligor acknowledges and accepts that:

(i)	the Lender may release one or more Obligor's obligations under this Agreement without the release of each other Obligor;

(ii)	release by the Lender of one Obligor from its obligations under this Agreement does not constitute release of the obligations of any other Obligor; and

(iii)	in any case where an Obligor is released by the Lender from its obligations under this Agreement, the Lender's rights and remedies against each remaining Obligor are preserved.

20.7	Continuing guarantee

This guarantee and each Obligor's obligations under this Agreement:

(a)	are a continuing security, notwithstanding intermediate payments, settlement of accounts or payments or anything else;

(b)	are in addition to, and not to be merged in, any security interest, guarantee or other agreement, whenever in existence, in favour of any person; and

(c)	will remain in full force and effect until the execution by the Lender of an unconditional discharge of each Obligor's obligations under this Agreement.

20.8	No competition

No Obligor will, without the written consent of the Lender:

(a)	take, accept or hold a security interest from another Obligor or, in relation to Guaranteed Indebtedness, from another person; or

(b)	take steps to recover (whether directly or by set-off, counterclaim or otherwise) or accept money or other property, or exercise or enforce rights in respect of, any indebtedness of another Obligor to that Obligor arising in any way or, in relation to Guaranteed Indebtedness, indebtedness of another person to that Obligor; or

(c)	claim, prove or accept payment in composition by, or a liquidation of, another Obligor or, in relation to Guaranteed Indebtedness, another person,

and until such time as the Guaranteed Indebtedness has been fully paid, each Obligor waives all rights of subrogation to which it would otherwise be entitled by reason of performance of its obligations under the guarantee in this clause or any other guarantee given in respect of indebtedness of an Obligor. If, notwithstanding this sub-clause, an Obligor holds or receives any such security interest, money or property, that Obligor will pay or transfer it to the Lender immediately and, pending that payment or transfer, will hold it on trust for the Lender.

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21.	Representations

21.1	Representations and warranties of Obligors

Each Obligor represents and warrants that:

(a)	Existence, power and authority

it:

(i)	in the case of each Obligor in its personal capacity:

(A)	is duly incorporated, validly existing and (where the concept of good standing applies) in good standing under the laws of its jurisdiction of incorporation;

(B)	has full power and authority to conduct its business as presently conducted;

(C)	has full power and authority to enter into, deliver and comply with its obligations under the Finance Documents;

(D)	is qualified to do business and (where the concept of good standing applies) in good standing in each other jurisdiction where such qualification is required for it to enter into, deliver and comply with its obligations under the Finance Documents; and

(E)	has taken all corporate and other action and obtained all consents needed to enable it to do so;

(ii)	in the case of the Trustee, it has the power under the Trust Deed to own the Trust assets and carry on the business of the Trust as it is being conducted, has full power to enter into, deliver and comply with its obligations under the Finance Documents, and has taken all action and obtained all consents needed to enable it to do so;

(b)	No consents

no consent, approval or authorization of, filing with, notice to or other act by or in respect of, any governmental authority or any other person is required in connection with the transactions contemplated hereunder or with the execution, delivery and performance by it of any Finance Document to which it is a party, except consents, authorizations, filings and notices which have been obtained or made and are in full force and effect;

(c)	Obligations enforceable

it has duly executed and delivered each of the Finance Documents to which it is a party and its obligations under the Finance Documents are legal, valid, binding and enforceable in accordance with their respective terms, subject to equitable principles and insolvency laws of general application;

(d)	No default

it is not in default, nor will its entry into any Finance Document to which it is a party cause it to default, under:

(i)	any agreement relating to indebtedness; or

(ii)	any guarantee; or

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(iii)	any other agreement,

to an extent or in a manner that has, or might have, a material adverse effect on it and no such agreement limits its capacity to sell any Debts and give title thereto to the Lender;

(e)	Compliance with laws, no conflict

its entry into the Finance Documents and the exercise of its rights and obligations under and in connection with the Finance Documents does not:

(i)	contravene any law to which it is subject:

(ii)	conflict with or result in a breach of, any agreement to which it is a party where such breach or conflict would have a material adverse effect;

(iii)	conflict with or result in a breach of any of the documents constituting it (including, in relation to the Trustee, the Trust Deed); or

(iv)	limit any of its powers or any right or ability of its directors to exercise its powers;

(f)	Solvency

(i)	in the case of each Obligor in its personal capacity, it is solvent and able to pay its indebtedness as it falls due; and

(ii)	in the case of the Trustee, it is solvent and able to pay its indebtedness as it falls due from the relevant Trust assets, where indebtedness is incurred as a Trustee;

(g)	No security interest

except as disclosed to and accepted in writing by the Lender and any Permitted Security, no security interest exists over or affects, nor is there any agreement to give or permit to exist, any security interest over or affecting, any of its property;

(h)	Financial statements

the latest audited annual financial statements as delivered to the Lender:

(i)	include those most recently prepared for the last period and as at the last date for which financial statements have been prepared, and include copies of all documents required by law to accompany them;

(ii)	were prepared in accordance with Accounting Principles;

(iii)	give a true and fair view of its financial position and, in relation to that period, the consolidated financial position of the Consolidated Group as at the date and for the period to which they relate;

(iv)	disclose or reserve against all liabilities (contingent or otherwise) as at that date and all unrealised or anticipated costs from any commitment entered into by the relevant person(s) and that existed on that date;

(v)	include a true and complete copy of any auditor's report; and

(vi)	are signed by two directors (or one, if there is only one director);

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(i)	No material adverse change

there has been no material adverse change since the last date as at which any of the financial statements referred to in the preceding sub-clause were made up;

(j)	Litigation

no litigation, arbitration or administrative proceeding is, as at the Commencement Date, current or pending or, to its knowledge, threatened that has, or could have, a material adverse effect on it or on the Lender's ability to exercise or enforce its rights under any Finance Document;

(k)	Information

(i)	all information provided by it or any other person on its behalf to the Lender in connection with the Finance Documents was true in all material respects as at the date that information was provided, and remains so;

(ii)	there are no facts or circumstances that have not been disclosed to the Lender that would make the information referred to in sub-paragraph (i) above untrue or misleading in any material respect; and

(iii)	it has disclosed to the Lender all information that would be material to assessment by the Lender of the risks to be assumed by the Lender under the Facility;

(l)	No Event of Default

no Event of Default has occurred and is continuing;

(m)	Security Documents

each of the Security Documents is effective to create in favour of the Lender a legal, valid and enforceable lien on, and security interest in, the Secured Property described therein and proceeds thereof as security for the obligations of the Obligors under the Finance Documents;

(n)	Ranking of obligations

(i)	in respect of each Obligor in its personal capacity, its liabilities under each Finance Document to which it is a party will at all times rank at least pari passu with the claims of all of its other creditors, except where such claims are preferred solely by operation of law or are secured pursuant to a Permitted Security;

(ii)	in respect of the Trustee:

(A)	to the extent that its payment obligations under the Finance Documents are not indemnified out of Trust assets, they rank at least pari passu with the claims of all its other unsecured and unsubordinated creditors, except for obligations mandatorily preferred by law applying to companies generally; and

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(B)	to the extent that its payment obligations under the Finance Documents are indemnified out of Trust assets, they rank at least pari passu with the claims of all its other unsecured and unsubordinated Trust creditors, except for obligations mandatorily preferred by law;

(o)	Not trustee

other than in relation to the Trustee as trustee of the Trust, it is not a trustee of any trust;

(p)	Group structure chart

the group structure diagram in Schedule 8 sets out the true and correct corporate structure and ownership of the Consolidated Group at the Commencement Date and does not omit any material detail;

(q)	Intellectual Property

it owns or has licensed to it on arm's length terms, or otherwise has available to it, all IP rights necessary for the conduct of its business and all software necessary for the conduct of its business in each case where failure to do so has or would be likely to have a material adverse effect;

(r)	No amount owing

the Shares are fully paid;

(s)	Sole owner

(i)	in the case of each Obligor, in its personal capacity, it is the sole legal and (subject to any Permitted Security) beneficial owner of, and has rights in, all the Secured Property;

(ii)	in the case of the Trustee, it is the sole legal owner of, or otherwise has or will have a sufficient right, interest or power to grant a security interest in the Trust assets;

(t)	Share certificates

other than as notified to the Lender in writing or in respect of a UK Obligor, no Certificates have been issued in respect of the Shares or units in the Trust;

(u)	No other interest

no other person has any interest in, or other right over, the Secured Property except:

(i)	to the extent (if any) set out in or permitted by the Finance Documents;

(ii)	Permitted Security; or

(iii)	as otherwise agreed in writing by the Lender;

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(v)	No foreign property

at the date of this Agreement, all of its Material Secured Property is in its possession and is situated in New Zealand and/or Australia other than shares it owns in overseas entities; and

(w)	Serial Numbered Secured Property

at the date of this document, the information in Schedule 9 is true in all respects and includes the details of all of its Serial Numbered Secured Property.

(x)	Listing

in relation to any Obligor whose shares are listed on a registered stock exchange only, it will comply with the rules applicable to that registered stock exchange where failure to do so has or is reasonably likely to have a Material Adverse Effect.

21.2	Trust representations

The Trustee represents and warrants personally, and as trustee, to the Lender:

(a)	Obligor as trustee

(i)	it is the only trustee of the Trust. No action has been taken or, to the best of its knowledge or belief, proposed by any person with the power or standing to do so to remove it as trustee of the Trustee or to appoint an additional trustee to the Trust;

(ii)	there are no former trustees of the Trust; and

(iii)	it has never been the only unit holder of the Trust;

(b)	the Trust

(i)	the Trust is properly constituted. No action has been taken or, to the best of its knowledge or belief, proposed by any person with the power or standing to do so to terminate or resettle the Trust; and

(ii)	the Trust is not a managed investment scheme which must be registered under Part 5C.1 of the Australian Corporations Act;

(c)	the Trust Deed

(i)	each copy of the Trust Deed given to the Lender on or before the date of this Agreement is a true and up to date copy and discloses all the terms of the Trust, other than those implied by law; and

(ii)	the Trust Deed constitutes valid, binding and enforceable obligations of the parties to it and is duly stamped and complies with all applicable laws;

(d)	powers and duties

it has the power to enter into the Finance Documents and the transactions they contemplate, exercise its right under them and comply with its obligations in connection with them as trustee of the Trust and in doing so it has acted and is acting properly. All requirements to enable it to do so have been and remain satisfied;

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(e)	the Trust assets

except as expressly permitted by the Finance Documents, no Trust asset has been resettled or vested in any person. No one is presently entitled to call for the distribution of the Trust assets; and

(f)	the Trustee’s Indemnity

(i)	it enjoys the benefit of and may exercise and enforce rights of indemnity or other rights to apply, use or retain Trust assets to satisfy its obligations arising under or in connection with the Finance Documents and the transactions they contemplate, without the consent or approval of any person or court. Those rights are not subject to a limitation or obligation to make good or clear accounts and the Lender may subrogate to them except to the extent affected by their own conduct;

(ii)	after taking into account all other present and contingent Trust liabilities and its rights of contribution and subrogation, the Trust assets are sufficiently valuable and liquid to satisfy in full its indemnity with respect to its payment obligations in connection with the Finance Documents and the transactions they contemplate as and when they become due and payable; and

(iii)	no application or order has been sought by a person other than a Lender or has been made in any court for a person to subrogate to its indemnity with respect to Trust assets.

21.3	Representations in relation to UK Obligors

Each UK Obligor represents that:

(a)	Centre of main interests

for the purposes of the Insolvency Regulation, its centre of main interest (as that term is used in Article 3(1) of the Insolvency Regulation), is situated in England and Wales and it has no “establishment” (as that term is used in Article 2(h) of the Insolvency Regulation) in any other jurisdiction;

(b)	Pensions

it is not or has not at any time been:

(i)	an employer (for the purposes of sections 38 to 51 of the Pensions Act 2004 (UK)) of an occupational pension scheme which is not a money purchase scheme (both terms as defined in the Pensions Schemes Act 1993 (UK)); or

(ii)	“connected” with or an “associate” (as those terms are used in sections 38 and 43 of the Pensions Act 2004) (UK) of such an employer. No UK Obligor has been issued with a Financial Support Direction or a Contribution Notice in respect of any pension scheme.

21.4	Representations continuing - general

Each of the representations in this clause (but not clause 21.3(b)) will be deemed to be repeated on each date a Drawing is requested, on each Drawing Date and on each Interest Payment Date so long as this Agreement remains in effect by reference to the facts and circumstances then existing, except that each reference to financial statements will be construed as a reference to the latest available financial statements of the relevant person.

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21.5	Representations relating to future Secured Property

Whenever any Secured Property is acquired by a Security Provider or comes into existence after the date of this Deed, that Security Provider will be deemed to give the representations in clause 21.121.1(s), 21.1(t), 21.1(u) (if relevant), (v) and (w) in respect of that Secured Property.

21.6	Reliance on representations

Each Obligor acknowledges that the Lender has been induced to enter into this Agreement and will be induced to make the Facilities available in reliance on the representations in this clause.

21.7	No representations to Obligors

Each Obligor acknowledges and accepts that it has not relied and will not rely on any statement made by or on behalf of the Lender in deciding to enter into any Finance Document or to exercise any right or perform any obligation under any Finance Document.

22.	Undertakings

22.1	General undertakings

Each Obligor (or, in relation to clauses 22.1(o), (p), (q), (s) and (u), each Security Provider only) undertakes that it will:

(a)	Events of Default

notify the Lender of the occurrence of any Event of Default or Potential Event of Default and any event or circumstance that may have a material adverse effect on it, immediately upon becoming aware of it, giving full details of it and of any action taken (or to be taken) as a result;

(b)	Use of Accommodation

use any Accommodation solely for the purposes set out in this Agreement (failing which the relevant amounts will be held on trust for the Lender);

(c)	Conduct of business

(i)	pay all its indebtedness when due; and

(ii)	comply with all consents and all obligations binding on it by law, contract or otherwise,

where failure to do so would have a material adverse effect on it;

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(d)	Maintenance of corporate existence

do all things necessary to maintain its corporate existence and the corporate existence of each other Obligor, where failure to do so would have a material adverse effect on it;

(e)	Maintain consents

maintain in full effect all consents required to enable it to comply with its obligations under the Finance Documents where failure to do so would have a material adverse effect on it;

(f)	Compliance with laws

duly and promptly comply with all laws, directives and consents the non-compliance with which might give rise to a security interest (not being a Permitted Security) or have a material adverse effect on it, or that may adversely affect the rights or security of the Lender under a Finance Document;

(g)	Pay taxes

(i)	file all tax returns as required by law, and pay and discharge all taxes (including GST payable in accordance with the GST Act and all income tax assessed against it pursuant to the Income Tax Act 2007 or otherwise, or in relation to an Obligor incorporated under the laws of Australia, the Australian Tax Act), assessments and governmental charges payable by it or on its property prior to the date that penalties become payable, except only to the extent that those taxes, assessments or governmental charges are being contested in good faith by appropriate proceedings and adequate reserves are set aside for their payment, where failure to do so would have a material adverse effect on it;

(ii)	lodge such returns as may be required to be lodged by it pursuant to the terms of the Income Tax Act 2007 (or in relation to an Obligor incorporated under the laws of Australia, the Australian Tax Act) or otherwise;

(h)	Further assurance

promptly, and at its own cost:

(i)	deposit with the Lender all documents of title constituting or evidencing the Secured Property unless (without limiting (ii) below) those documents of title are required to be retained by the Obligors to enable them to conduct their business as presently conducted;

(ii)	deposit with the Lender each Certificate;

(iii)	(on request) execute and deliver to the Lender all transfers, assignments, novations and other agreements;

(iv)	do all acts and things in respect of a Finance Document,

in respect of (ii) to (iv) as the Lender may deem necessary to secure the full benefit of its rights under any Finance Document or to transfer to the Lender title to any Debt but, while no Event of Default is continuing, subject to any qualifications as to timing or when the Lender may request the same as set out in the Security Documents;

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(i)	Information to be true

(i)	ensure that all information provided by it to the Lender in connection with the Finance Documents after the date of this Agreement is true in all material respects as at the date that information is provided; and

(ii)	not omit to state any fact or circumstance that would make that information untrue or misleading in any material respect; and

(iii)	ensure that all projections and forecasts made by it will be prepared in good faith based upon what it believes to be reasonable assumptions it being understood that such forecasts and projections are subject to significant uncertainties and contingencies, many of which are beyond its control and it can give no assurance that the projections and forecasts will be realised;

(j)	Insurance

ensure that it, and each of its subsidiaries, will:

(i)	keep insured with reputable insurers all its property of an insurable nature that is customarily insured (either generally or by persons carrying on a similar business) against loss or damage by fire and other risks normally insured against, by persons carrying on the same class of business as that carried on by it (and any other risks that the Lender may from time to time reasonably require), for their replacement value (meaning the total cost of entirely rebuilding, reinstating or replacing that property in the event of it being completely destroyed, together with architects’ and surveyors’ fees) or such lower value as the Lender may agree in writing;

(ii)	maintain insurance with reputable insurers against loss of profits and third party liabilities at levels no lower than those adopted from time to time by persons carrying on a similar business of a comparable size;

(iii)	maintain insurance over all stock with reputable insurers and for an amount not less than the Revolving Credit Facility Limit; and

(iv)	promptly pay all premiums and do all other things necessary to maintain the insurances required by this clause;

(k)	Environmental Laws

(i)	comply (and has complied with) all Environmental Laws affecting its operation or its property, where failure to do so would have a material adverse effect on it;

(ii)	inform the Lender of any material breach of an Environmental Law, or any notice or order received by it under an Environmental Law, that is likely to adversely affect it or its property;

(iii)	provide the Lender on reasonable request (but not more frequently than annually), but at the Borrower’s sole cost, with environmental audits and reports in respect of its property, in a form and from an independent consultant acceptable to the Lender; and

(iv)	indemnify the Lender against all liabilities and costs arising out of any act or omission of it in respect of any circumstance that breaches, or might breach, any Environmental Law;

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(l)	Proper accounts

keep and maintain proper accounts and records in relation to its business and make immediate and correct entries of all its transactions;

(m)	Company records

(i)	in relation to an Obligor incorporated in New Zealand, keep its share register at its registered office and its books of account at either its registered office or its principal place of business in New Zealand or such other place in New Zealand as the Borrower has notified to the Registrar of Companies under section 195 of the Companies Act 1993; and

(ii)	permit the Lender and its solicitors and accountants and others acting under its authority to inspect and examine the same at all reasonable times and to take copies thereof or extracts therefrom and to take all necessary steps to enable the Lender and such other parties access to the Borrower’s registered office and principal place of business or such other place at which such records are kept (as the case may be) to enable such inspection and examination to take place;

(n)	Right of inspection

(i)	permit, and to take all necessary steps to enable, the Lender and its authorised officers and agents, to enter at all reasonable times upon any land, premises or offices, occupied by the Borrower to inspect the stock-in-trade, raw material, and work in progress of the Borrower and each and every one of its books, delivery and dispatch dockets, accounts (including all bank accounts),records, returns (including income tax, group tax and GST returns) and papers of every description (and where copies of such are available to inspect such copies); and

(ii)	permit the Lender, its solicitors, accountants and other authorised officers to retain for such period as the Lender, or such persons think fit all such books, delivery and dispatch dockets, accounts, records, returns, and papers of every description unless any of those documents are required to enable it to conduct its business; and

(iii)	permit the Lender and its authorised officers and agents to take copies of any of the aforementioned documents on reasonable request;

(o)	Maintain and repair Secured Property

maintain in good working order all Material Secured Property and, on request of the Lender, remedy every material defect in the condition of any Material Secured Property;

(p)	Serial-numbered goods

(i)	on request, provide the Lender with any serial numbers that the Lender requires to make an effective registration against all serial-numbered goods or Serial Numbered Secured Property (in each case, with a value of greater than $100,000), either on execution of this Agreement or (if later) when the serial-numbered goods or Serial Numbered Secured Property become Secured Property;

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(ii)	notify the Lender immediately of any serial number when it is allocated to any Secured Property that is a serial-numbered good or Serial Numbered Secured Property (in each case with a value of greater than $100,000); and

(iii)	except with the Lender’s prior written consent, not change or remove the serial number of any serial-numbered goods or Serial Numbered Secured Property after it has disclosed the serial number to the Lender;

(q)	Grant security

in relation to any Obligor who is not a Security Provider, if at any time prior to the Termination Date, the Lender (in its sole discretion) requires that Obligor to become a Security Provider and grant security over its assets in favour of the Lender, that Obligor will, within 10 Business Days following a written request from the Lender, take all required action to grant security over all (or any part as agreed by the Lender) of its present and after acquired property, in favour of the Lender, to secure all of the obligations of the Obligors under the Finance Documents (and therefore become a Security Provider), together with delivering:

(i)	a certificate of a director of the Obligor, in the form of Schedule 6 where the New Borrower is incorporated in New Zealand (or such other form as the Lender may require);

(ii)	a legal opinion in form and substance, and from solicitors, acceptable to the Lender; and

(iii)	all other information and documentation reasonably requested by the Lender.

(r)	Not alter Secured Property

ensure that no material alteration is made to any Material Secured Property outside the ordinary course of business;

(s)	Registration of security

promptly register each security interest created under the Finance Documents in each jurisdiction (other than New Zealand, Australia and the United States of America) in which registration may be required or advisable in order to ensure its enforceability, validity and priority;

(t)	Transactional Banking

maintain all transactional banking (including deposits and foreign exchange hedging) with the Lender unless the Lender is unable to provide the necessary services in the Obligor’s jurisdiction of operation; and

(u)	Preserve and protect security

promptly do everything reasonably requested by the Lender to:

(i)	preserve and protect the value of the Secured Property, fair wear and tear and depreciation in the ordinary course of business excluded; and

(ii)	protect and enforce its title and rights, and the Lender’s security interest in the Secured Property;

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(v)	Marketable Securities

if the Secured Property includes Marketable Securities:

(i)	provide the Lender with control over the Secured Property in accordance with the Australian PPSA and otherwise in the manner requested by the Lender, including by doing the following:

(A)	on request by the Lender, execute and deliver to the Lender transfer forms in relation to those Marketable Securities (undated and blank as to transferee and consideration and otherwise in form and substance satisfactory to the Lender);

(B)	enter into any tripartite agreement or other agreement requested by the Lender with the relevant Obligor’s sponsor or intermediary with respect to the Marketable Securities, in form and substance satisfactory to the Lender;

(ii)	notify the Lender as soon as it becomes aware of:

(A)	any right or entitlement it may take up or exercise arising directly or indirectly at any time from or in relation to the Marketable Securities and exercise all such rights and entitlements in accordance with any instructions from the Lender;

(B)	any proposal or action taken to convert any Secured Property comprising certificated Marketable Securities into uncertificated Marketable Securities and immediately take any steps necessary to comply with its obligations under clause 22.1(w);

(iii)	not do anything (including by exercising its voting rights) or fail to do anything which could entitle any person to a lien or other security interest over any of the Marketable Securities or which could result in the forfeiture of the Marketable Securities or adversely affect the value of the Marketable Securities;

(w)	control and possession

to the extent that any Secured Property is of a type over which a security interest could be perfected by ‘control’ or by ‘possession’ each as defined under the PPSA, promptly do anything that the Lender may require to enable it to perfect the security interest of the Lender over that Secured Property by control or by possession except where (and for so long as):

(i)	control has been given to the holder of a Permitted Security;

(ii)	it is not possible for more than one party to effect control of the Secured Property; and

(iii)	the Lender has expressly agreed in writing to subordinate the security interest created by the relevant Security Documents to that Permitted Security,

or the Secured Property is inventory (as defined in the PPSA) or a Revolving Asset;

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(x)	listing

in relation to any Obligor whose shares are listed on a registered stock exchange only:

(i)	comply with the rules applicable to that registered stock exchange where failure to do so has or is reasonably likely to have a Material Adverse Effect; and

(ii)	notify the Lender in writing of any person holding or likely to hold a relevant interest of 20% or more of the shares in the relevant Obligor or that ceases to hold such interest;

(y)	delisting

notify the Lender in writing of any event or circumstance where an Obligor’ shares are delisted from any registered stock exchange or the relevant Obligor having the intention to delist its shares from any registered stock exchange or any event or circumstance where such shares are suspended from trading or placed in a trading halt other than at the request of the relevant Obligor;

(z)	change of details

notify the Lender:

(i)	on becoming aware that it has received, or is likely to receive, an ACN, ABN, ARBN or ARSN, (in its own capacity or as trustee) under which it holds any Secured Property; and

(ii)	at least 14 days before applying for such a new number;

(aa)	Chattel Paper

at the request of the Lender, promptly give possession of any Chattel Paper (as defined in the PPSA) that is Material Secured Property to the Lender;

(bb)	PPSA policies and steps

if:

(i)	an Obligor holds any security interests as defined in the PPSA (PPSA Security Interests); and

(ii)	a failure by the Obligor to perfect any of the PPSA Security Interests referred to in paragraph (i) would or would be likely to have a Material Adverse Effect,

the Obligor must (at its own cost):

(iii)	provide evidence to the Lender that the Obligor has in place procedures for the perfection of those PPSA Security Interests, being procedures which ensure that the Obligor takes all reasonable steps to obtain the highest ranking priority possible under the Australian PPSA in respect of those PPSA Security Interests (Procedures); and

(iv)	keep the Procedures up to date and comply with the Procedures; and

If the Lender reasonably suspects that an Obligor is failing to comply with clause 22.1(2)(iii), the Lender may request an audit of the Procedures and the Obligor’s compliance with the Procedures. That audit must be undertaken by a person approved by the Lender and, if it is established that the Obligor was not following the Procedures in any material respect, at the expense of the Obligor.

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22.2	Reporting and information undertakings

The Borrower and the Parent (as applicable) undertakes that it will:

(a)	Accounts

as soon as available and in any event within 180 days after the end of its financial years, deliver to the Lender:

(i)	the Borrower’s audited consolidated financial statements and group financial statements as at the end of and for that financial year; and

(ii)	the Parent’s audited consolidated financial statements and group financial statements as at the end of and for that financial year;

(b)	Monthly Management Accounts

as soon as available and in any event within 30 days after the last day of each month, provide the Lender with copies of the Borrower’s monthly financial accounts of the Consolidated Group, including balance sheet, profit & loss accounts, cash flow statements and aged debtor and aged creditor reports prepared by the management of the Borrower in accordance with Accounting Principles;

(c)	Compliance Certificate

(i)	with each monthly financial accounts delivered pursuant to clause 22.2(b), provide the Lender with a Monthly Compliance Certificate signed by two directors of the Borrower or a director and the Chief Financial Officer; and

(ii)	within 30 days after each Reporting Date, provide the Lender with a Compliance Certificate signed by two directors of the Borrower or a director and the Chief Financial Officer;

(d)	Budget

as soon as it becomes available and in any event not later than 30 June in each year (or, from 1 January 2019 onwards, 31 January in each year), the Borrower’s annual budget (including assumptions and appropriate commentary and containing a fully integrated statement of financial position, statement of financial performance, cashflow and Capital Expenditure budget) for the Consolidated Group for that financial year;

(e)	Other information

promptly:

(i)	deliver to the Lender:

(A)	details of any bona fide litigation, arbitration or administrative proceeding in respect of an amount in excess of $2,000,000 or its equivalent in other currencies;

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(B)	upon request, a certificate signed by a director certifying that, other than as previously notified in writing to the Lender, no Event of Default, Event of Review or Potential Event of Default has occurred and is continuing;

(C)	on request, a list of all investment securities (as defined in the PPSA) held by it;

(D)	upon obtaining actual knowledge of the occurrence of any Event of Default or Event of Review, a notice describing the same in reasonable detail and, together with such notice or as soon thereafter as possible, a written description of the action that it has taken or proposes to take with respect thereto;

(E)	any updates that either of them receive on Cullen Group’s liquidation proceedings where relevant to the Obligors;

(ii)	notify the Lender in writing of:

(A)	any change in its authorised signatories, giving specified signatures and evidence satisfactory to the Lender of their authority;

(B)	the occurrence of any circumstance, act or condition (including the adoption, amendment or repeal of any governmental rule or notice (whether formal or informal, written or oral) or the failure to comply with the terms and conditions of any legal requirement) which could reasonably be expected to result in a material adverse effect on its ability to grant the liens intended to be granted under the Finance Documents or otherwise perform its obligations thereunder;

(C)	any Material Secured Property that is located abroad;

(D)	any Material Secured Property that is to be moved from the jurisdiction where it was situated at the time the security interest under a Security Document attached to it;

(E)	if any material personal property that is not Material Secured Property and which is subject to a security interest that has attached becomes an accession to any Secured Property, promptly having become aware of that; or

(F)	on the Lender’s request, of the present location of any Material Secured Property,

except in relation to inventory disposed of in the ordinary course of an Obligor’s ordinary business;

(iii)	immediately notify the Lender if it becomes bound to complete the acquisition of any:

(A)	Real Property;

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(B)	investment securities (as defined in the PPSA) outside the ordinary course of its ordinary business; or

(iv)	within seven days of request, provide to the Lender any other information that the Lender reasonably requests with respect to its business or financial condition.

22.3	Financial undertakings

The Borrower (or, in relation to clause 22.3(a), the Parent) undertakes to the Lender that:

(a)	Group coverage

the Parent will procure that each of its wholly owned subsidiaries executes a Supplemental Deed and delivers to the Lender the documents and information specified in clause 26.3.

(b)	Actual Sales, Actual Gross Profit Variance to Budget

in relation to each calendar month on a 12-month rolling basis tested quarterly from 31 March 2020 thereafter:

(i)	the Actual Sales of the Group for that calendar month shall not adversely vary from the Budgeted Sales of the Group for that calendar month by more than 15%; and

(ii)	the Actual Gross Profit of the Group for that calendar month shall not adversely vary from the Budgeted Gross Profit for that calendar month by more than 15%.

(c)	Inventory Ratio

in relation to each calendar month:

(i)	for the period on and from the March 2020 Effective Date up to but excluding 31 July 2020, the Inventory Ratio is greater than 1.35 times; and

(ii)	from 31 July 2020 thereafter, the Inventory Ratio is greater than 1.65 times.

22.4	Changes to Accounting Principals

If, in the reasonable opinion of the Lender or the Borrower, any changes to Accounting Principles materially alter the effect of any undertaking in clause 22.3 (Financial undertakings), or any defined term used in any such undertakings, the Lender and the Borrower will negotiate in good faith to amend the relevant undertakings and definitions so that they have an effect comparable to the effect of the undertakings in clause 22.3 (Financial undertakings) at the date of this Agreement. If amendments are not agreed within 30 days (or any longer period agreed in writing between the Lender and the Borrower), then the Borrower will provide, with the financial statements and other information required under clause 22.2 (Reporting and information undertakings) any reconciliation statements (audited, where applicable) necessary to enable calculations based on Accounting Principles as it was before such changes, and the changes will be ignored for the purposes of this clause.

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22.5	Negative undertakings

Each Obligor undertakes that it will not, without the prior written consent of the Lender:

(a)	Security interests

create or permit to exist any security interest over or affecting its property, other than a Permitted Security; or

(b)	Disposals

either by a single transaction or series of transactions, whether related or not and whether voluntary or involuntary, dispose of all or a substantial part of its property other than a Permitted Disposal; or

(c)	Indebtedness

incur any Finance Debt, except:

(i)	under a Finance Document;

(ii)	indebtedness owed by one Security Provider to another Security Provider; and

(iii)	Subordinated Debt; or

(d)	Distributions

make any distribution except:

(i)	by a wholly-owned subsidiary of an Obligor to the Obligor;

(ii)	by one Security Provider to another Security Provider; or

(iii)	where paid from Free Cashflow or net profit after tax provided that:

(A)	the total of all such dividends in the 12 month period ending on the last day of a financial year of the Borrower does not exceed the lesser of net profit after tax and Free Cashflow; and

(B)	no Event of Default or Potential Event of Default has occurred or would occur as a result of making that distribution; or

(e)	Transactions with related persons

either by a single transaction or a series of transactions, whether related or not and whether voluntary or involuntary:

(i)	dispose of any of its property to, or purchase any property from;

(ii)	provide services to, or accept services from;

(iii)	provide financial accommodation to, or accept indebtedness from; or

(iv)	enter into any other transaction, with, or for the benefit of,

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any related person, other than:

(v)	where such transaction is entered into for fair market value on commercial arms’ length terms; or

(vi)	where such transaction is expressly permitted by a Finance Document; or

(f)	Financial accommodation

be a creditor or guarantor in respect of any Finance Debt except for:

(i)	Permitted Financial Accommodation; or

(ii)	any indebtedness referred to in sub-clause (c)(iii) above;

(g)	Change of business

make a substantial change in the nature or scope of its business as presently conducted; or

(h)	Merger

enter into any amalgamation, demerger, merger, consolidation or corporate reconstruction other than with another Obligor provided that where the reconstruction involves the Borrower, the Borrower must be the continuing entity;

(i)	Acquisition

purchase or subscribe for shares or securities in another company or acquire a business or an undertaking or any property (or, in each case, any interest in any of them) unless:

(i)	no Event of Default has occurred and is continuing or would occur as a result of such acquisition; and

(ii)	the acquisition is a Permitted Acquisition; or

(j)	Transfer jurisdiction of incorporation

transfer its jurisdiction of incorporation or place of domicile for tax purposes or, in respect of an Obligor incorporated in the United States of America, change its sole place of business or chief executive office, in each case without the prior written consent of the Lender;

(k)	Trustee

other than in relation to the Trustee as trustee of the Trust, become a trustee of any trust;

(l)	Subsidiaries

form or acquire any subsidiary other than where the Borrower complies with clause 22.3(a);

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(m)	No accessions or fixtures

allow any Material Secured Property to become an accession or fixture to any property that is not Secured Property (other than Real Property or otherwise subject to a security interest in favour of the Lender), or to be affixed to any land (other than any freehold interest in land in respect of which the Lender has a first ranking registered mortgage) other than in the ordinary course of business;

(n)	No prejudicial actions or omissions

do, omit to do, or allow to occur, anything that might:

(i)	render any Secured Property or a security interest created under a Security Document unenforceable or liable to forfeiture or cancellation; or

(ii)	cause or contribute to a material deterioration in the value of any Secured Property; or

(iii)	otherwise adversely affect the security of the Lender under any Relevant Document;

(o)	Change of name

change its name without giving at least 14 days prior written notice to the Lender; or

(p)	No processed or commingled goods

without the Lender’s prior written consent, permit any Material Secured Property to be manufactured, processed, assembled or commingled with anything that is not also Secured Property;

(q)	No rights of set-off

allow any of its accounts receivable to be subject to any right of set-off or combination of accounts or another defence or claim (other than rights that arise solely by operation of law or in the ordinary course of business); and

(r)	Ownership of Obligors

(other than the Parent) cease to be a wholly-owned Subsidiary of the Parent, other than pursuant to a Permitted Reorganisation.

22.6	Trustee undertakings

The Trustee must comply in all respects with the undertakings set out in this clause 22.6.

(a)	The Trust Deed

The Trustee:

(i)	must comply with the Trust Deed; and

(ii)	unless required by law, must not without the prior written consent of the Lender do anything which results in or could result in a variation of, or a supplement to, the Trust Deed, in a way that has or is likely to have a material adverse effect or that adversely affects or is likely to adversely affect its rights of indemnity or other rights to apply, use or retain Trust assets to satisfy its obligations arising under or in connection with the Finance Documents, or the transactions they contemplate, or the Lender’s rights with respect to such rights.

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(b)	The Trustee’s indemnity

The Trustee must take all steps available to it (including exercising its rights of indemnity and realising or otherwise dealing with Trust assets) to ensure it is actually indemnified out of Trust assets to discharge any liability arising under or in connection the Finance Documents or the transactions they contemplate when that liability is payable.

(c)	The Obligor as trustee

The Trustee must not resign or retire as trustee of the Trust or cause or permit any other person to become an additional trustee of the Trust or do anything which results in or could result in the retirement, removal or replacement of the Trustee as trustee of the Trust.

(d)	Preserving the Trust

The Trustee must not do anything which results in or is reasonably likely to result in:

(i)	the termination or winding up of the Trust;

(ii)	the resettlement or vesting of any Trust assets that is not permitted by the Finance Documents; or

(iii)	it being disqualified from holding Trust assets.

(e)	The Trust assets

The Trustee must not:

(i)	acquire any Trust assets other than in the name of the Trustee or any custodian on behalf of the Trust;

(ii)	do anything which effects or facilitates a resettling or vesting of any Trust Assets;

(iii)	mix the Trust assets, or do anything which results in or could result in the Trust assets being mixed, with other property if that would restrict or impair in any way its rights of indemnity or other rights to apply, use or retain Trust assets to satisfy its obligations arising under or in connection with the Finance Documents or the transactions they contemplate.

(f)	Distributions, redemptions and remuneration

(i)	The Trustee must not make any distribution of Trust assets to the unit holders of the Trust, or redeem units in the Trust, except where no Event of Default is continuing or would result or where a distribution would be permitted under clause 22.5(d).

(ii)	The Trustee must not take any remuneration for itself out of Trust assets if and for so long as an Event of Default is continuing or would result.

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22.7	Undertakings in relation to UK Obligors

Each UK Obligors undertakes that it will:

(a)	Centre of main interests

maintain its centre of main interests in its jurisdiction of incorporation for the purposes of the Insolvency Regulation.

(b)	Pensions

ensure that:

(i)	it is not or has not been at any time an employer (for the purposes of sections 38 to 51 of the Pensions Act 2004 (UK)) of an occupational pension scheme which is not a money purchase scheme (both terms as defined in the Pension Schemes Act 1993 (UK)) or “connected” with or an “associate” of (as those terms are defined in sections 38 or 43 of the Pensions Act 2004) (UK) such an employer;

(ii)	it shall deliver to the Lender:

(A)	at such times as those reports are prepared in order to comply with the then current statutory or auditing requirements (as applicable either to the trustees of any relevant schemes or to the UK Obligor); and

(B)	at any other time if the Lender reasonably believes that any relevant statutory or auditing requirements are not being complied with, actuarial reports in relation to all pension schemes mentioned in clause 22.7(b)(ii)(A) above; and

(iii)	it shall promptly notify the Lender of any material change in the rate of contributions to any pension scheme mentioned in clause 22.7(b)(ii)(A) above paid or recommended to be paid (whether by the scheme actuary or otherwise) or required (by law or otherwise).

22.8	Authority to auditors

Each Obligor authorises the Lender to discuss its financial statements and financial affairs at any time with the Obligors’ auditors and financial advisers, and irrevocably authorises and requests its auditors and financial advisers to participate in those discussions and to provide any information the Lender requests.

22.9	Appointment of investigative accountants and auditors

If the Lender reasonably believes that a breach of a Finance Document has occurred or is likely to occur, each Obligor authorises the Lender, at its discretion, to appoint:

(a)	an investigative accountant (who may not be a receiver); and/or

(b)	an auditor,

in each case including before and after an Event of Default has occurred, to make whatever investigations into the Obligors’ financial condition and otherwise that it deems are necessary to determine whether or not a breach has in fact occurred or is likely to occur, provided that:

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(c)	the Lender may only make such an appointment or appointments two times in any year; and

(d)	the costs of such investigation shall be borne by:

(i)	the Obligors, if a breach has occurred; and

(ii)	by the Lender, if a breach has not occurred.

23.	Events of Default

23.1	Events of Default

An Event of Default occurs if, at any time and for any reason, whether or not within the control of a party:

(a)	Non-payment

an Obligor fails to pay on its due date any principal or, within three Business Days of its due date, any interest or other amount payable under any Finance Document; or

(b)	Breach of undertaking

(i)	an Obligor does not comply with any of its obligations under any of the undertakings set out in:

(A)	paragraph (q) of sub-clause 22.1 (General undertakings);

(B)	paragraph (a) of sub-clause 22.2 (Reporting and information undertakings);

(C)	sub-clause 22.3 (Financial undertakings); or

(ii)	an undertaking given to the Lender or its solicitors by the Obligors in connection with a Finance Document is not complied with.

(c)	Breach of other obligations

an Obligor fails to comply with any of its other obligations under a Finance Document in any respect that the Lender considers material and, in the case of a failure that is capable of remedy, that failure is not remedied to the satisfaction of the Lender within 10 Business Days after notice of that failure has been given to the Borrower by the Lender; or

(d)	Breach of representation

a representation or statement by an Obligor in or in connection with a Finance Document is not true in all material respects, or is or proves to have been untrue or misleading in any material respect, when made or repeated and, in any case where the underlying failure causing the breach of representation is capable of remedy, that failure is not remedied to the satisfaction of the Lender within 10 Business Days after notice of that failure has been given to the Borrower by the Lender; or

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(e)	Avoidance or repudiation

(i)	a Finance Document ceases to be in full force and effect or its validity or enforceability is contested by an Obligor; or

(ii)	an Obligor repudiates, or does anything evidencing an intention to repudiate, a Finance Document; or

(f)	Insolvency

(i)	an Obligor:

(A)	is insolvent or admits or is unable to pay its indebtedness as it falls due, or is deemed to be so under any law; or

(B)	makes, or proposes to make, a compromise, composition, assignment or arrangement with, or for the benefit of, its creditors generally in relation to its liabilities or debts; or

(ii)	in respect of any UK Obligor or an Obligor incorporated or established in Australia, a moratorium or other protection from its creditors is declared or imposed in respect of any its indebtedness; or

(g)	Enforcement

(i)	a distress, attachment, execution or other legal process is levied against property of an Obligor with a value of in excess of the NZ Dollar Equivalent of $500,000 and is not discharged or stayed within 30 days; or

(ii)	a receiver, trustee, manager, administrator or similar officer is appointed in respect of it or any material part of its property; or

(h)	Amalgamation

the board of an Obligor passes a resolution for, or in contemplation of, an amalgamation of the Obligor with another company (other than in circumstances where such amalgamation would be permitted under clause 22.5(h) (Merger)); or

(i)	Liquidation

(i)	any corporate action, legal proceedings or other procedure or step is taken in relation to the suspension of payments, a moratorium of any indebtedness, winding-up, dissolution, administration or reorganisation (by way of voluntary arrangement, scheme of arrangement or otherwise) of any Obligor except for the purpose of, and followed by, a reconstruction or reorganisation (not involving or arising out of insolvency) on terms approved by the Lender before that step is taken; or

(ii)	an order is made, resolution passed or other step taken by a person for the liquidation of an Obligor, or a receiver, administrative receiver, administrator, compulsory manager or other similar officer is appointed in respect of any Obligor or any of its assets, except for the purpose of, and followed by, a reconstruction or reorganisation (not involving or arising out of insolvency) on terms approved by the Lender before that step is taken; or

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(j)	Pooling of debts

an order is made against an Obligor requiring it to pay the whole or any part of claims made against another company that is in liquidation;

(k)	Corporations (Investigation and Management) Act 1989

an Obligor is declared at risk pursuant to the Corporations (Investigation and Management) Act 1989, or a statutory manager is appointed or any step taken with a view to any such appointment in respect of it under that Act; or

(l)	Cessation of business

an Obligor ceases, or threatens to cease, to conduct all or a substantial part of its business other than in connection with an amalgamation permitted under clause 22.5(h) or which is approved by the Lender; or

(m)	Material adverse change

any other event or series of events, whether related or not, occurs, or any circumstances arise or exist which, in the reasonable opinion of the Lender, has, or is likely to have, a material adverse effect on an Obligor; or

(n)	Enforcement of security

a security interest in property of an Obligor becomes enforceable; or

(o)	Cross default

any Finance Debt of an Obligor for an amount not less than the NZ Dollar Equivalent of $500,000:

(i)	is not paid when due; or

(ii)	becomes due, or capable of being declared due, before it would otherwise have been due;

or a facility for financial accommodation or underwriting facility available to an Obligor is cancelled or suspended by a person providing it by reason of an event of default (however defined or described); or

(p)	Illegality

it is, or will become, unlawful for an Obligor to comply with any of its material obligations under a Finance Document in any material respect; or

(q)	Minority buy-out rights

an Obligor agrees to purchase shares of a shareholder or arranges for some other person to agree to purchase those shares on terms that subject the Obligor to any type of liability or obligation, following receipt by the Obligor of a notice by that shareholder pursuant to section 111(1) of the Companies Act 1993; or

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(r)	Change in shareholding

any shares in the capital of an Obligor are transferred by the present holders or there is any change in the proportions in which shares are held in the capital of an Obligor by the present shareholders, or any of the rights attaching to any of the shares in the capital of an Obligor are altered, varied, or modified, in each case without the prior written consent of the Lender other than, in the case of the Parent, a transfer by a person who is a shareholder of the Parent on the date of this Agreement to another person who is a shareholder of the Parent on the date of this Agreement or to an affiliate of that person provided that:

(i)	the Lender retains a security interest in the relevant shares or rights; and

(ii)	no change of control of the Parent occurs; or

(s)	Meeting to consider default action

a meeting of directors or shareholders of an Obligor passes a resolution, the passing or the performance of which would cause an Event of Default; or

(t)	UK Pensions

the Pensions Regulator issues a Financial Support Direction or a Contribution Notice to any UK Obligor.

23.2	Consequences

On and after the occurrence of an Event of Default, the Security Documents will become immediately enforceable and the Lender may at any time, by notice to the Borrower:

(a)	cancel the Facility; and/or

(b)	declare any or all of the Drawings, any Advance and any other indebtedness of the Borrower under the Finance Documents to be, and those Drawings, any Advance and that indebtedness will be, due and payable either immediately or on demand or at such later date as the Lender may specify; and/or

(c)	by notice to the Borrower, require the Borrower to deposit with the Lender an amount equal to the aggregate Maximum Liability under all outstanding Instruments, in each case such prepayment and deposit to be made immediately (or within any period specified by the Lender).

23.3	Enforcement despite earlier payment

This Agreement may be enforced:

(a)	regardless of whether the Lender has accepted a payment of interest or other amount after the occurrence of an Event of Default; and

(b)	without the need for any notice to, or for the consent or agreement of, the Obligors or another person.

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23.4	Release as at the March 2020 Effective Date

(a)	In this clause 23.4, Pre-March 2020 Default means any:

(i)	Event of Default; or

(ii)	other breach or default under any Finance Document (as amended, replaced, novated and/or supplemented from time to time),

that occurred, or may have occurred, and was notified to the Lender in writing (including by email) prior to the March 2020 Effective Date.

(b)	The Lender, with effect on and from the March 2020 Effective Date, hereby:

(i)	releases and discharges each Obligor; and

(ii)	agrees not to make any claim, sue, prosecute or bring any litigation, suit, proceedings or actions against any Obligor,

in respect of any Pre-March 2020 Default, with the effect that no Obligor shall have any liability for any such Pre-March 2020 Default.

(c)	Nothing in this clause 23.4 operates to exclude, limit or release any liability of any Obligor for fraud.

(d)	The Parties agree that this clause 23.4 shall apply notwithstanding the other provisions set out in this Agreement, which shall be interpreted as being subject to this clause 23.4.

24.	Event of Review

24.1	Event of Review

Each of the events of circumstances set out in this clause 24, whether or not within the control of any Obligor, is an Event of Review:

(a)	any Obligor whose shares are listed on a registered stock exchange are delisted or suspended for a period greater than 10 trading days, other than as a result of a trading halt requested by the relevant Obligor; or

(b)	if any person, either alone or through its related persons acquires directly or indirectly ownership in an Obligor whose shares are listed on a registered stock exchange of more than 50% of the issued ordinary shares in the capital of that Obligor; or

(c)	an Obligor does not comply with its obligations under clause 22.3(e) (Actual Sales, Actual Gross Profit Variance to Budget).

24.2	Consequences

(a)	At any time while an Event of Review subsists, the Lender may, by notice in writing to the Borrower, require that the Borrower enter into negotiations with the Lender to determine whether the Lender and the Borrower can agree the basis (if any) on which the Lender would continue to provide the Facilities notwithstanding the Event of Review.

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(b)	If after 30 days from the date of the notice from the Lender referred to in paragraph (a) above, the Lender and the Borrower have not agreed the basis on which the Lender will continue to provide the Facilities, notwithstanding the relevant Event of Review, the Lender may, at any time and by not less than 60 days’ notice to the Borrower, cancel each Facility whereupon:

(i)	each Facility Limit shall be reduced to zero;

(ii)	the Borrower shall pay or prepay all Amounts Outstanding immediately (or within any period specified by the Lender)

25.	Changes to the Lender

25.1	Assignment by Lender

The Lender may assign or novate any of its rights and obligations under the Finance Documents to another bank or financial institution with the prior written consent of the Borrower, which:

(a)	shall not be unreasonably withheld;

(b)	should be deemed to be given if no response is received within 5 business days;

(c)	shall not be required where an Event of Default is continuing; and

(d)	shall not be required where the Lender remains the lender of record.

25.2	No increased costs

Notwithstanding anything to the contrary in this Agreement, if (other than at the request of the Borrower), the Lender assigns or novates any of its rights or obligations under this Agreement, the Obligors will not be required to pay any net increase in the aggregate amount payable under this Agreement (including under clauses 16 and 17) that is a direct consequence of that assignment or novation and which the Lender or its assignee or novatee was aware, or ought reasonably to have been aware, on the date of that assignment or novation.

25.3	Disclosure of information

The Lender may disclose, on a confidential basis, to a potential assignee, novatee, transferee or other person (not being a trade competitor of the Group) with whom contractual relations in connection with the Finance Documents are contemplated, any information about the Obligors, whether or not that information was obtained in confidence and whether or not that information is publicly available. The Lender shall only provide information to another person as contemplated by this clause on terms that oblige the recipient to hold the information on a confidential basis for the benefit of each member of the Group.

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26.	Changes to the Obligors

26.1	Assignment by Obligors

The Obligors may not assign, novate or transfer any of their rights or obligations under a Finance Document without the prior written consent of the Lender.

26.2	Additional Borrowers

The Borrower may, at any time during the Availability Period and with the prior written consent of the Lender, elect for a subsidiary to become a Borrower under this Agreement (in this clause, the New Borrower) by executing a Supplemental Deed and delivering to the Lender:

(a)	a certificate of a director of the New Borrower, in the form of Schedule 5 where the New Borrower is incorporated in New Zealand (or such other form as the Lender may require);

(b)	duly executed Security Documents, in each case in form and substance satisfactory to the Lender (but on the basis that documents consistent with the Security Documents entered into as initial conditions precedent will be satisfactory to the Lender), in respect of the New Borrower and its property, in favour of the Lender, to secure all of the obligations of the Obligors under the Finance Documents;

(c)	a legal opinion in form and substance, and from solicitors, acceptable to the Lender; and

(d)	all other information and documentation reasonably requested by the Lender.

26.3	Additional Guarantors

If, at any time prior to the Termination Date, a new wholly-owned subsidiary is formed or acquired by an Obligor, the Obligors will procure that such subsidiary becomes a Guarantor under this Agreement (in this clause, the New Guarantor) by delivering to the Lender:

(a)	a certificate of a director of the New Guarantor, in the form of Schedule 4 where the New Guarantor is incorporated in New Zealand (or such other form as the Lender may require);

(b)	a duly executed Supplemental Deed in the form of Schedule 6;

(c)	a legal opinion in form and substance, and from solicitors, acceptable to the Lender; and

(d)	all other information and documentation reasonably requested by the Lender.

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26.4	Additional Security Providers

If, at any time prior to the Termination Date, a new wholly-owned subsidiary is formed or acquired by an Obligor, the Obligors will procure that such subsidiary becomes a Security Provider (unless, at the Borrower’s written request, the Lender agrees otherwise) under this Agreement (in this clause, the New Security Provider) by delivering to the Lender:

(a)	a certificate of a director of the New Guarantor, in the form of Schedule 4 where the New Security Provider is incorporated in New Zealand (or such other form as the Lender may require);

(b)	duly executed Security Documents, in each case in form and substance satisfactory to the Lender (but on the basis that documents consistent with the Security Documents entered into as initial conditions precedent will be satisfactory to the Lender), in respect of the New Security Provider and its property, in favour of the Lender, to secure all of the obligations of the Obligors under the Finance Documents;

(c)	a legal opinion in form and substance, and from solicitors, acceptable to the Lender; and

(d)	all other information and documentation reasonably requested by the Lender.

26.5	Lender’s acceptance

When the Lender is satisfied in all respects with the information and documentation provided to it under clause 26.2 (Additional Borrowers) and/or clause 26.3 (Additional Guarantors), it will:

(a)	countersign the Supplemental Deed on behalf of itself, and all other parties to this Agreement; and

(b)	retain one counterpart to the Supplemental Deed and deliver the other counterpart to the Borrower.

Each other party to this Agreement irrevocably authorises the Lender to sign each Supplemental Deed on its behalf.

On the Lender’s execution of the Supplemental Deed, the New Borrower and/or New Guarantor, as the case may be will be bound by the Finance Documents as if it were an original party to them and named as a Borrower and/or Guarantor, as the case may be.

27.	Payment mechanics

27.1	Business days

Where a payment under this Agreement is due on a day that is not a Business Day, the due date will be the next Business Day (unless the next Business Day falls in another calendar month, in which case the due date will be the previous Business Day).

27.2	Mode

Each payment to the Lender under a Finance Document is to be made on the due date by 2.00pm (local time in the place of payment) in immediately available freely transferable funds in the manner and to the account at the bank that the Lender, by notice to the Borrower, specifies from time to time. If a payment is made on the due date but after the specified time, the Borrower will pay to the Lender, on request, interest on the amount paid until the next Business Day (as if the payment were made on the later day).

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27.3	Payments to be free and clear

Each payment by the Obligate to the Lender under a Finance Document will be made:

(a)	free of any restriction or condition; and

(b)	free and clear of and (except to the extent required by law) without any deduction or withholding for or on account of tax or on any other account, whether by way of set-off, counterclaim or otherwise.

27.4	Reinstatement

If a payment made by an Obligor pursuant to a Finance Document is avoided by law:

(a)	that payment will be deemed not to have discharged or affected the relevant obligation of the Obligors; and

(b)	the Lender and the Obligors will be deemed to be restored to the position in which each would have been if that payment had not been made.

28.	Set-off and deposits

28.1	Set-off

Each Obligor authorises the Lender to apply (without prior notice or demand) any credit balance of that Obligor on any account in any currency and at any of its offices in or towards satisfaction of any indebtedness then due to it under a Finance Document and unpaid. If, at any time an Event of Default is continuing, an amount is contingently due, or an amount due is not quantified, the Lender may retain and withhold repayment of any such credit balance and the payment of interest or other money pending that amount becoming due and/or being quantified, and may set-off the maximum liability that may at any time be owing to it by an Obligor. The Lender:

(a)	may use any credit balance to buy other currencies and may break any term deposit to effect that application; and

(b)	need not exercise its rights under this sub-clause, which are without prejudice and in addition to its rights under each other Finance Document and any other right of set-off, combination of accounts, lien or other right to which it is at any time otherwise entitled (by law or contract).

28.2	Contractual rights

The rights of the Lender under this clause are contractual rights affecting the terms on which a credit balance is held and the creation of those rights does not constitute the creation of a security interest in that credit balance.

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29.	Power of Attorney

Each Obligor hereby irrevocably appoints the Lender and every authorised officer of the Lender, its true and lawful attorney both jointly and severally, during and after the termination of this Agreement, in the Obligor’s name to execute all documents and do all things required in order to give effect to the provisions of this Agreement including (without limitation) the execution of all assurances, acts and deeds referred to in clause 22.1(h):

The Lender and its authorised officers shall not exercise any rights under this clause unless:

(a)	an Event of Default is continuing; or

(b)	the Obligors have failed to do something they are required to do under this Agreement within five Business Days of being requested to do so.

30.	Calculations and evidence

30.1	Basis of calculation

All interest will accrue from day to day and will be calculated on the basis of the number of days elapsed and a 365 day year for amounts in NZ$, GBP or AUD and 360 days for amounts in USD or EUR.

Interest in respect of each Interest Period will accrue from (and including) its first day to (but excluding) its last.

30.2	Accounts

The entries made in the accounts maintained by the Lender are conclusive evidence (absent manifest error) of the existence and amounts of the obligations of the Obligors recorded in them.

30.3	Certificates conclusive

A certificate by the Lender of an interest rate, exchange rate or amount payable under this Agreement is conclusive evidence (absent manifest error) for all purposes, including for any proceedings.

31.	Remedies and waivers

31.1	Exercise of rights and waivers

Time is of the essence in respect of all dates and times for compliance by the Relevant Parties with their obligations under each Finance Document. However, no failure to exercise, and no delay in exercising, a right of the Lender under a Finance Document will operate as a waiver of that right, nor will a single or partial exercise of a right preclude another or further exercise of that right or the exercise of another right. No waiver by the Lender of its rights under a Finance Document is effective unless it is in writing signed by the Lender.

31.2	Remedies cumulative

The rights of the Lender under the Finance Documents are cumulative and not exclusive of any rights provided by law.

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32.	Notices

32.1	General

In connection with any notice or other communication (a Communication) made by an Obligor to the Lender under any Finance Document, the Lender:

(a)	may take the Communication at face value, and has no obligation to take any steps to ensure it was sent by the person it was purported to be sent by;

(b)	has no obligation to act on any incorrect or incomplete Communication, or any Communication that does not comply with any agreed process; and

(c)	is authorised to accept any electronic mail address, facsimile number or personal delivery address advised to it from time to time by an authorised signatory of an Obligor.

32.2	Addresses

Each notice or other communication under this Agreement will be made in writing and sent by electronic mail, facsimile, personal delivery or by post to the addressee at the electronic mail address, facsimile number or address, and marked for the attention of the person or office holder (if any), from time to time designated for the purpose by the addressee to the other party. The initial electronic mail address, facsimile number, address and relevant person or office holder of each party is set out under its name at the end of this Agreement.

32.3	Delivery

(a)	General

No communication will be effective until received. A communication to the Obligors is, however, deemed to be received:

(i)	in the case of a letter, on the third Business Day after posting;

(ii)	in the case of a facsimile, on the Business Day on which it is despatched or, if despatched after 5.00 p.m. (in the place of receipt) on a Business Day or on a non-Business Day, on the next Business Day after the date of despatch; and

(iii)	in the case of an electronic mail, when it is actually received in readable form.

A communication to the Obligors, or any of them, is deemed to be received when it is deemed to be received by the Borrower in accordance with this clause.

(b)	Electronic mail

Electronic mail to the Lender must:

(i)	be sent from a contact of the relevant Obligor authorised by the Lender to communicate by electronic mail;

(ii)	be sent to the exact electronic mail address specified by the Lender from time to time; and

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(iii)	in the case of a Drawing Notice, attach a pdf copy of the original Drawing Notice, signed by an authorised signatory of the Obligor.

All parties acknowledge the risk of receiving non-encrypted electronic mail containing confidential information that may also be privileged and accept that:

(iv)	the Lender shall not be responsible for unauthorised access and/or alteration to any electronic mail, nor for the consequences arising as a result of use of information that may have been illegitimately accessed or altered, except in the case of gross negligence or wilful misconduct of the Lender; and

(v)	the Lender has no obligation to look behind an instruction to check that it was sent by the person it was purported to be sent by, or to act on incorrect or incomplete instructions.

32.4	Borrower

(a)	By signing this Agreement, or a Supplemental Deed, each Obligor irrevocably appoints the Borrower to act on its behalf as its agent in relation to the Finance Documents and irrevocably authorises:

(i)	the Borrower on its behalf to supply all information concerning itself contemplated by the Finance Documents to the Lender and to give all notices and instructions without further reference to the consent of that Obligor; and

(ii)	the Lender to give any notice, demand or other communication to that Obligor pursuant to the Finance Documents to the Borrower,

and in each case the Obligor shall be bound as though the Obligor itself had given the notices and instructions, and received the relevant notices, demands or other communications.

(b)	In the event of any conflict between any notices or other communications of the Borrower and any other Obligor, those of the Borrower will prevail.

33.	Australian PPSA provisions

33.1	Exclusion of certain provisions

Where the Lender has a security interest (as defined in the Australian PPSA) under any Finance Document, to the extent the law permits:

(a)	for the purposes of sections 115(1) and 115(7) of the Australian PPSA:

(i)	the Lender need not comply with sections 95, 118(1)(b), 121(4), 125, 130, 132(3)(d) or 132(4) of the Australian PPSA; and

(ii)	sections 142 and 143 of the Australian PPSA are excluded;

(b)	for the purposes of section 115(7) of the Australian PPSA, the Lender need not comply with sections 132 and 137(3);

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(c)	each party waives its right to receive from the Lender any notice required under the Australian PPSA (including a notice of a verification statement);

(d)	if the Lender exercises a right, power or remedy in connection with it, that exercise is taken not to be an exercise of a right, power or remedy under the Australian PPSA unless the Lender states otherwise at the time of exercise. However, this clause does not apply to a right, power or remedy which can only be exercised under the Australian PPSA; and

(e)	if the Australian PPSA is amended to permit the parties to agree not to comply with or to exclude other provisions of the PPSA, the Lender may notify the Borrower that any of these provisions is excluded, or that the Finance Parties need not comply with any of these provisions.

This does not affect any rights a person has or would have other than by reason of the Australian PPSA and applies despite any other clause in any Finance Document.

33.2	Further assurances

Whenever the Lender requests an Obligor to do anything:

(a)	to ensure any Finance Document (or any security interest (as defined in the Australian PPSA) or other security interest under any Finance Document) is fully effective, enforceable and perfected with the contemplated priority;

(b)	for more satisfactorily assuring or securing to the Lender the property the subject of any such security interest or other security interest in a manner consistent with the Finance Documents; or

(c)	for aiding the exercise of any power in any Finance Document,

the Obligor shall do it promptly at its own cost. This may include obtaining consents, signing documents, getting documents completed and signed and supplying information, delivering documents and evidence of title and executed blank transfers, or otherwise giving possession or control with respect to any property the subject of any security interest or Security.

34.	Miscellaneous

34.1	Impossibility

The Lender will not be liable for any failure to perform or comply with its obligations under this Agreement resulting directly or indirectly from the action or inaction of a governmental or local authority, strike, labour disturbance (whether of its employees, officers or otherwise) or any other cause that is beyond its control.

34.2	Anti money laundering

(a)	The Borrower agrees that the Lender may delay, block or refuse to process any transaction without incurring any liability if it is suspected that:

(i)	the transaction may breach any laws or regulations in New Zealand or any other country;

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(ii)	the transaction involves any person (natural, corporate or governmental) that is itself sanctioned or is connected, directly or indirectly, to any person that is sanctioned under economic and trade sanctions imposed by the United States, the United Nations, the European Union or any country; or

(iii)	the transaction may directly or indirectly involve the proceeds of, or be applied for the purposes of, conduct that is unlawful in New Zealand or any other country.

(b)	The Borrower must (and must procure that each other Obligor will) provide all information to the Lender that the Lender reasonably requires in order to manage its money-laundering, terrorism-financing or economic and trade sanctions risk or to comply with any laws or regulations in New Zealand or any other country. The Borrower agrees that the Lender may disclose any information concerning the Obligors to any law enforcement, regulatory agency or court where required by any such law or regulation in New Zealand or elsewhere.

34.3	Benefit and burden of this Agreement

This Agreement is binding on and enures for the benefit of the parties and their respective successors and their permitted assignees, novatees and transferees.

34.4	Amendments

No amendment to this Agreement is effective unless it is in writing signed by all the parties.

34.5	Partial invalidity

The illegality, invalidity or unenforceability of a provision of this Agreement under any law will not affect the legality, validity or enforceability of that provision under another law or the legality, validity or enforceability of another provision.

34.6	Conflict of interests

The Lender or a Receiver may exercise or agree to exercise a right given by this Agreement or by law, even though that person may have a conflict of interest in exercising such right.

34.7	Consents

Unless otherwise specified in this Agreement or expressly stated otherwise in a Finance Document, the Lender may give or withhold any approval or consent in that person’s absolute discretion, and either conditionally or unconditionally.

34.8	Counterparts

This Agreement may be signed in any number of counterparts all of which, when taken together, will constitute one and the same instrument. A party may enter into this Agreement by executing any counterpart.

34.9	Inconsistency

In the event of any inconsistency between the provisions of this Agreement and the provisions of any other Finance Document, the provisions of this Agreement will prevail.

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34.10	Entire Agreement

This Agreement, together with each other agreement made in writing signed by all the parties, constitutes the entire agreement between the parties.

35.	Governing law

35.1	Governing law

This Agreement is governed by, and is to be construed in accordance with, New Zealand law.

35.2	Service of process

Without prejudice to any other mode of service allowed under any relevant law, each Obligor (other than an Obligor incorporated in New Zealand):

(a)	irrevocably appoints the Borrower as its agent for service of process in relation to any proceedings in connection with any Finance Document; and

(b)	agrees that failure by a process agent to notify the relevant Obligor of the process will not invalidate the proceedings concerned.

Execution

Executed as a Deed

[Execution blocks intentionally deleted]

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